AS FILED WITH THE  SECURITIES  AND EXCHANGE  COMMISSION on or about  February 4,
2002

                                                                    File No. 33-

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-14

                        REGISTRATION STATEMENT UNDER THE
                           SECURITIES ACT OF 1933 /X/


                         Strong MONEY MARKET FUND, INC.
               (Exact Name of Registrant as Specified in Charter)
                              100 Heritage Reserve
                            Menomonee Falls, WI 53051
               (Address of Principal Executive Offices, Zip Code)

        Registrant's Telephone Number, including Area Code (414) 359-3400

                                Richard W. Smirl
                         Strong Capital Management, Inc.
                              100 Heritage Reserve
                        Menomonee Falls, Wisconsin 53051
                     (Name and Address of Agent for Service)





















It is proposed that this filing will become effective on March 6, 2002 pursuant to Rule 488.

Title of Securities Being Registered: Investor Class Shares of Common Stock of Strong Money Market Fund, a series of Strong Money Market Fund, Inc., par value $.00001 per share.

No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.


                           STRONG INVESTORS MONEY FUND

                              100 Heritage Reserve
                        Menomonee Falls, Wisconsin 53051



March ____, 2002

Dear Shareholder:

A Special Meeting of Shareholders of the Strong Investors Money Fund ("Investors Money Fund"), a series of Strong Heritage Reserve Series, Inc. ("HRS") will be held at 100 Heritage Reserve, Menomonee Falls, WI 53051 on Friday, May 3, 2002 at 2:00 p.m. Central Time. Enclosed is a Proxy Statement/Prospectus, which contains an important proposal for you to consider. You are eligible to vote on this proposal because you were a shareholder of record of the Investors Money Fund on March 1, 2002.

The HRS Board of Directors has proposed that the Investors Money Fund be combined with the Strong Money Market Fund ("Money Market Fund"), a series of Strong Money Market Fund, Inc. If the shareholders of the Investors Money Fund approve the proposal, you will become a shareholder of the Money Market Fund and your Investors Money Fund shares will be exchanged for an amount of Money Market Fund shares of equal value. No sales charges will be imposed in connection with the reorganization. In addition, the reorganization is not expected to cause you to recognize any taxable gains or losses on your shares in the Investors Money Fund.

The investment objective of both the Investors Money Fund and the Money Market Fund is to seek current income, a stable share price, and daily liquidity and both are managed by the same portfolio manager. Both the Investors Money Fund and the Money Market Fund are managed to provide attractive yields and a stable share price of $1.00 and invest in a portfolio of high-quality, short-term debt securities issued by corporations, banks, and other financial institutions. An evaluation of the current interest-rate environment suggests that anticipated cash flows would not support two such substantially similar money market funds. The assets of the Investors Money Fund are significantly smaller than the Money Market Fund. In addition, the Investors Money Fund was specifically designed for investors who were just starting to build a diversified portfolio and has a maximum investment cap of $50,000. The Money Market Fund has no such cap.

In light of these considerations, the Board of Directors of HRS believes that it is in the best interest of shareholders of the Investors Money Fund to reorganize the Investors Money Fund into the larger Money Market Fund. In addition, the Investors Money Fund's investment objective, investment policies, and portfolio manager are identical to those of the Money Market Fund. Finally, as a result of a contractual expense cap, the expense ratio of the Money Market Fund is expected to be the same or lower than the Investors Money Fund at the time of the reorganization. Accordingly, the Board of Directors of HRS strongly urges you to vote for the proposed reorganization.

The enclosed materials provide more information. Please read this information carefully and call our proxy solicitor, D.F. King & Co., at 1-800-714-3305 if you have any questions. Your vote is important to us, no matter how many shares you own.

After you review the enclosed materials, we ask that you vote FOR the proposed reorganization. Please vote for the proposal by completing, dating, and signing your proxy card and mailing it to us today. You also may vote by toll-free telephone or through the Internet according to the enclosed Voting Instructions.

Thank you for your support.
                                                                      Sincerely,



                                                               Richard S. Strong
                                                                        Chairman

                              QUESTIONS AND ANSWERS

                           YOUR VOTE IS VERY IMPORTANT

Q. ON WHAT AM I BEING ASKED TO VOTE AT THE UPCOMING SPECIAL SHAREHOLDER MEETING ON MAY 3, 2002?

A. You are being asked to approve a reorganization of the Strong Investors Money Fund ("Investors Money Fund") into the Strong Money Market Fund ("Money Market Fund").

Q.   HAS THE BOARD OF DIRECTORS APPROVED THE PROPOSAL?

A. The Board of Directors has unanimously agreed that the reorganization is in the Funds' best interest and recommends that you vote in favor of it.

Q.   HOW WILL THIS REORGANIZATION AFFECT ME AS A SHAREHOLDER?

A. You will become a shareholder of the Money Market Fund, a fund with identical investment objectives and policies. In addition, as a result of a contractual cap on the Money Market Fund through March 1, 2003, the expense ratio of the Money Market Fund is expected to be the same or lower than the Investors Money Fund at the time of the reorganization.

Q.   WHAT IS THE TIMETABLE FOR THE REORGANIZATION?

A. If approved by shareholders at the May 3, 2002 shareholder meeting, the reorganization is expected to take effect on or about 5:00 p.m., Central Time, on May 31, 2002.

Q.   WHAT WILL I RECEIVE IN EXCHANGE FOR MY CURRENT SHARES?

A. An account will be created for you that will be credited with Money Market Fund shares with an aggregate value equal to the value of your Investors Money Fund shares; however, no physical share certificates will be issued to you.

Q.   WILL THIS REORGANIZATION RESULT IN ANY TAX LIABILITY TO ME?

A. The reorganization is expected to be accomplished on a tax-free basis for federal income tax purposes.

Q. CAN I EXCHANGE OR REDEEM MY INVESTORS MONEY FUND SHARES BEFORE THE REORGANIZATION TAKES PLACE?

A. Yes. You may exchange your Investors Money Fund shares for shares of another Strong Fund, or redeem your shares, at any time before the reorganization takes place. If you choose to do so, your request will be treated as a normal exchange or redemption of shares and may be a taxable transaction for federal income tax purposes.

Q.   WHAT HAPPENS IF SHAREHOLDERS DO NOT APPROVE THE REORGANIZATION?

A. If the reorganization is not approved by shareholders of the Investors Money Fund, then the reorganization will not take place and you will remain a shareholder of the Investors Money Fund.

Q.   I AM A SMALL INVESTOR. WHY SHOULD I BOTHER TO VOTE?

A. Your vote makes a difference. If numerous shareholders just like you fail to vote, the Investors Money Fund may not receive enough votes to go forward with its meeting. If this happens, we may need to solicit votes again - a costly proposition for the Investors Money Fund.

Q.   WHO IS ENTITLED TO VOTE?

A. Any person who owned shares of the Investors Money Fund on the "record date," which was the close of business on Friday, March 1, 2002 - even if you later sold your shares. You may cast one vote for each share of the Investors Money Fund and a fractional vote for each fractional share of the Investors Money Fund you owned on the record date.

Q.   HOW CAN I VOTE?

A.   You can vote your shares in any one of four ways:

o    Through the Internet.
o    By toll-free telephone.
o    By mail, using the enclosed proxy card.
o    In person at the meeting.

     We encourage you to vote through the Internet or by telephone, using the number that appears on your proxy card. These voting methods will save the Investors Money Fund a good deal of money because it would not have to pay for return-mail postage. Whichever voting method you choose, please take the time to read the full text of the Proxy Statement/Prospectus before you vote.

Q.   I PLAN TO VOTE THROUGH THE INTERNET. HOW DOES INTERNET VOTING WORK?

A.   To vote through the Internet, please read the enclosed Voting Instructions.

Q.   I PLAN TO VOTE BY TELEPHONE. HOW DOES TELEPHONE VOTING WORK?

A.   To vote by telephone, please read the enclosed Voting Instructions.

Q.   I PLAN TO VOTE BY MAIL. HOW SHOULD I SIGN MY PROXY CARD?

A. If you are an individual account owner, please sign exactly as your name appears on the proxy card. Either owner of a joint account may sign the proxy card. You should sign proxy cards for other types of accounts in a way that indicates your authority (for instance, "John Brown, Custodian").

Q.   WHO SHOULD I CALL IF I HAVE ANY QUESTIONS ABOUT VOTING?

A.   You can call our proxy solicitor, D.F. King & Co., at 1-800-714-3305.

                           STRONG INVESTORS MONEY FUND
                A SERIES OF STRONG HERITAGE RESERVE SERIES, INC.

                              100 HERITAGE RESERVE
                        MENOMONEE FALLS, WISCONSIN 53051

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON FRIDAY, MAY 3, 2002

         A Special Meeting of Shareholders of the Strong Investors Money Fund ("Investors Money Fund") will be held at 100 Heritage Reserve, Menomonee Falls, Wisconsin 53051 on Friday, May 3, 2002 at 2:00 p.m., Central Time, for the purposes of considering the proposals set forth below. Proposal 1, if approved by the Investors Money Fund shareholders, will result in the transfer of the assets and liabilities of the Investors Money Fund to the Money Market Fund in return for Investor Class shares of the Money Market Fund.

PROPOSAL 1: To approve the Agreement and Plan of Reorganization and the transactions it contemplates, including an amendment to the Amended and Restated Articles of Incorporation of Strong Heritage Reserve Series, Inc., as described in the Proxy Statement/Prospectus.

PROPOSAL 2: The transaction of such other business as may properly come before the meeting.

         Shareholders of record of the Investors Money Fund as of the close of the New York Stock Exchange on Friday, March 1, 2002 are entitled to notice of and to vote at this meeting, or any adjournment of this meeting. Proposal 1 will be effected only if the shareholders of the Investors Money Fund approve the proposal.

                            YOUR VOTE IS IMPORTANT.
                     PLEASE PROMPTLY RETURN YOUR PROXY CARD
                OR VOTE BY TOLL-FREE TELEPHONE OR AT OUR WEB SITE
              IN ACCORDANCE WITH THE ENCLOSED VOTING INSTRUCTIONS.

--------------------------------------------------------------------------------

         AS A SHAREHOLDER OF THE INVESTORS MONEY FUND, YOU ARE ASKED TO ATTEND THE SPECIAL MEETING EITHER IN PERSON OR BY PROXY. IF YOU ARE UNABLE TO ATTEND THE SPECIAL MEETING IN PERSON, WE URGE YOU TO VOTE BY PROXY. YOU CAN DO THIS IN ONE OF THREE WAYS: BY (1) COMPLETING, DATING, SIGNING, AND PROMPTLY RETURNING THE ENCLOSED PROXY CARD USING THE ENCLOSED POSTAGE PREPAID ENVELOPE, (2) CALLING OUR TOLL-FREE TELEPHONE NUMBER, OR (3) VISITING OUR WEB SITE. YOUR PROMPT VOTING BY PROXY WILL HELP ASSURE A QUORUM AT THE SPECIAL MEETING AND AVOID ADDITIONAL EXPENSES ASSOCIATED WITH FURTHER SOLICITATION. VOTING BY PROXY WILL NOT PREVENT YOU FROM VOTING YOUR SHARES IN PERSON AT THE SPECIAL MEETING. YOU MAY REVOKE YOUR PROXY BEFORE IT IS EXERCISED AT THE SPECIAL MEETING BY SUBMITTING TO THE SECRETARY OF STRONG HERITAGE RESERVE SERIES, INC. A WRITTEN NOTICE OF REVOCATION OR A SUBSEQUENTLY SIGNED PROXY CARD, OR BY ATTENDING THE SPECIAL MEETING AND VOTING IN PERSON. A PRIOR PROXY CAN ALSO BE REVOKED BY VOTING AGAIN THROUGH THE WEB SITE OR TOLL-FREE TELEPHONE NUMBER LISTED ON THE ENCLOSED VOTING INSTRUCTIONS.

--------------------------------------------------------------------------------


                                             By Order of the Board of Directors,



                                             Richard W. Smirl
                                             Secretary

Menomonee Falls, Wisconsin
March __________, 2002

                           PROXY STATEMENT/PROSPECTUS

                           DATED MARCH _________, 2002

                  RELATING TO THE ACQUISITION OF THE ASSETS OF

                           STRONG INVESTORS MONEY FUND
                A SERIES OF STRONG HERITAGE RESERVE SERIES, INC.

                        BY AND IN EXCHANGE FOR SHARES OF

                            STRONG MONEY MARKET FUND
                   A SERIES OF STRONG MONEY MARKET FUND, INC.

                              100 HERITAGE RESERVE
                        MENOMONEE FALLS, WISCONSIN 53051
                                 1-414-359-1400
                                 1-800-368-3863
                 DEVICE FOR THE HEARING IMPAIRED: 1-800-999-2780

         THIS PROXY STATEMENT/PROSPECTUS IS FURNISHED IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE BOARD OF DIRECTORS OF STRONG HERITAGE RESERVE SERIES, INC., ON BEHALF OF ITS SERIES THE STRONG INVESTORS MONEY FUND ("INVESTORS MONEY FUND"), IN CONNECTION WITH THE SPECIAL MEETING OF SHAREHOLDERS ("MEETING") OF THE INVESTORS MONEY FUND TO BE HELD ON MAY 3, 2002 AT 2:00 P.M., CENTRAL TIME, AT 100 HERITAGE RESERVE, MENOMONEE FALLS, WISCONSIN 53051 OR ANY ADJOURNMENT OF THE MEETING. At the Meeting, shareholders of the Investors Money Fund will be asked to consider and approve a proposed reorganization, as described in the Agreement and Plan of Reorganization dated March ________, 2002 ("Reorganization Plan"), by and between Strong Heritage Reserve Series, Inc., on behalf of the Investors Money Fund, and Strong Money Market Fund, Inc., on behalf of the Strong Money Market Fund ("Money Market Fund"). The Investors Money Fund and the Money Market Fund are sometimes referred to collectively as the "Funds." A copy of the form of the Reorganization Plan is attached as Exhibit A. Proposal 1, if approved by the Investors Money Fund shareholders, will result in the transfer of the assets and liabilities of the Investors Money Fund to the Money Market Fund in return for shares of the Money Market Fund.

     PROPOSAL 1: To approve the Agreement and Plan of Reorganization and the transactions it contemplates, including an amendment to the Amended and Restated Articles of Incorporation of Strong Heritage Reserve Series, Inc., as described in the Proxy Statement/Prospectus.

     PROPOSAL 2: The transaction of such other business as may properly come before the meeting.

         The Reorganization Plan provides for (i) the transfer of the Investors Money Fund's assets and liabilities to the Money Market Fund; (ii) the issuance of shares of the Money Market Fund to shareholders of the Investors Money Fund; and (iii) the amendment of the Articles of Incorporation of Strong Heritage Reserve Series, Inc. to reflect that shares of the Investors Money Fund have been eliminated (collectively, "Reorganization"). The transfer is expected to occur on or about 5:00 p.m., Central Time ("Effective Time") on Friday, May 31, 2002 ("Closing Date").

         Immediately after the transfer of the Investors Money Fund's assets and liabilities, each holder of shares in the Investors Money Fund at the Effective Time of the Reorganization will receive a number of shares of the Money Market Fund with the same aggregate value as the shareholder had in the Investors Money Fund immediately before the Effective Time. At the Effective Time, shareholders of the Investors Money Fund will become shareholders of the Money Market Fund.

         The Investors Money Fund and the Money Market Fund offer one class of shares - Investor Class shares. Holders of Investor Class shares of the Investors Money Fund will receive an amount of Investor Class shares of the Money Market Fund equal in value to their Investors Money Fund shares.



     The Investors Money Fund is a series of Strong Heritage Reserve Series, Inc. and the Money Market Fund is a series of Strong Money Market Fund, Inc. Both Strong Heritage Reserve Series, Inc. and Strong Money Market Fund, Inc. are open-end, management investment companies registered under the Investment Company Act of 1940 ("1940 Act"). Currently, both the Investors Money Fund and the Money Market Fund are advised by Strong Capital Management, Inc. ("SCM"). Strong Investments, Inc. ("SII") is the principal underwriter of each mutual fund for which SCM is the investment advisor and/or Strong Investor Services ("SIS") is the transfer agent and administrator ("Strong Family of Funds"). SCM, SII, and SIS are each wholly owned subsidiaries of Strong Financial Corporation ("SFC"), which is controlled by Richard S. Strong because of his stock ownership in SFC. Mr. Strong is Director and Chairman of the Board of Directors of the Strong Family of Funds and Director and Chairman of SCM.

         This Proxy Statement/Prospectus sets forth concisely the information that a shareholder of the Investors Money Fund should know before voting on the Reorganization, and should be retained for future reference. Certain additional relevant documents listed below, which have been filed with the Securities and Exchange Commission ("SEC"), are incorporated in whole or in part by reference. A statement of additional information dated March _________, 2002, relating to this Proxy Statement/Prospectus and the Reorganization and including certain financial information about the Investors Money Fund and the Money Market Fund, has been filed with the SEC and is incorporated in its entirety into this Proxy Statement/Prospectus. A copy of such Statement of Additional Information is available upon request and without charge by writing to the Strong Family of Funds at P.O. Box 2936, Milwaukee, Wisconsin 53201, or by calling toll-free at 1-800-368-3863.

         For a more detailed discussion of the investment objectives, policies, risks and restrictions of the Investors Money Fund, see the Investors Money Fund's prospectus and statement of additional information dated March 1, 2002, as they may be amended and/or supplemented, which have been filed with the SEC and are incorporated by reference into this Proxy Statement/Prospectus. Copies of the prospectus and statement of additional information for the Investors Money Fund are available upon request and without charge by writing to the Strong Family of Funds at P.O. Box 2936, Milwaukee, Wisconsin 53201, or by calling toll-free at 1-800-368-3863.

         For a more detailed discussion of the investment objectives, policies, risks and restrictions of the Money Market Fund, see the Money Market Fund's Investor Class prospectus and statement of additional information dated March 1, 2002, as they may be amended and/or supplemented, which have been filed with the SEC. Copies of the prospectus and statement of additional information for the Money Market Fund are available upon request and without charge by writing to the Strong Family of Funds at P.O. Box 2936, Milwaukee, Wisconsin 53201, or by calling toll-free at 1-800-368-3863.

         This Proxy Statement/Prospectus is expected to be sent to shareholders on or about March ______, 2002.

  THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
                             IS A CRIMINAL OFFENSE.



                               TABLE OF CONTENTS
                                                                                                                    PAGE




SYNOPSIS

The Reorganization

The Corporation

Fees and Expenses

Investment Advisor

Investment Objectives, Policies, and Restrictions

The Funds' Purchase, Exchange, and Redemption Procedures

INVESTMENT RISKS

INFORMATION RELATING TO THE REORGANIZATION

Description of the Reorganization

Costs of Reorganization

Federal Income Taxes

Capitalization

REASONS FOR THE REORGANIZATION

SHAREHOLDER RIGHTS

MORE INFORMATION ABOUT THE MONEY MARKET FUND AND THE INVESTORS MONEY FUND

VOTING MATTERS

OTHER BUSINESS

SHAREHOLDER INQUIRIES

EXHIBIT A - FORM OF AGREEMENT AND PLAN OF REORGANIZATION

EXHIBIT B - MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

EXHIBIT C - ADDITIONAL INFORMATION ABOUT THE MONEY MARKET FUND

                                    SYNOPSIS

         This Synopsis is designed to allow you to compare the current fees, investment objectives, policies, and restrictions and distribution, purchase, exchange, and redemption procedures of the Investors Money Fund with those of the Money Market Fund. It is a summary of some information contained elsewhere in this Proxy Statement/Prospectus, or incorporated by reference into this Proxy Statement/Prospectus. Shareholders should read this entire Proxy Statement/Prospectus carefully. For more complete information, please read the Investor Class prospectus for each Fund, as each may be amended and/or supplemented.

THE REORGANIZATION

         BACKGROUND.  Pursuant to the  Reorganization  Plan (attached as Exhibit
A), the Investors Money Fund will transfer all of its assets and liabilities to the Money Market Fund in exchange solely for Investor Class shares of the Money Market Fund. The Investors Money Fund will distribute the Money Market Fund shares that it receives to its shareholders in liquidation. The result of the Reorganization is that shareholders of the Investors Money Fund will become shareholders of the Money Market Fund. No sales charges will be imposed in connection with the Reorganization.

         The Board of Directors of the Investors Money Fund, including the Directors who are not "interested persons" within the meaning of Section 2(a)(19) of the 1940 Act, has concluded that the Reorganization would be in the best interest of the Investors Money Fund and its shareholders, and that the interests of existing shareholders in the Investors Money Fund would not be diluted as a result of the transactions contemplated by the Reorganization. THE BOARD OF DIRECTORS OF THE INVESTORS MONEY FUND RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE REORGANIZATION.

         TAX CONSEQUENCES. The Reorganization is intended to qualify for U.S. Federal income tax purposes as a tax-free reorganization. If the Reorganization so qualifies, shareholders of the Investors Money Fund will not recognize a gain or a loss in the transactions contemplated by the Reorganization.

         RISK FACTORS. The investment objectives and policies of the Investors Money Fund and the Money Market Fund are identical. For a more complete discussion of the risks associated with the Funds, see "INVESTMENT RISKS" below.

THE CORPORATIONS

         The Investors Money Fund is a series of Strong Heritage Reserve Series, Inc. and the Money Market Fund is a series of Strong Money Market Fund, Inc. (individually, "Corporation"). Each Corporation is an open-end management investment company, which was organized as a Wisconsin corporation on June 2, 1989 and July 19, 1985, respectively. Each Corporation offers redeemable shares in different classes and/or series. The Investors Money Fund and Money Market Fund each offer one class of shares - Investor Class shares.

FEES AND EXPENSES

         There are no sales charges on purchases, exchanges, or redemptions. The following comparative fee tables describe the Fund expenses you may pay indirectly if you hold Investor Class shares of the Investors Money Fund and the Money Market Fund. The PRO FORMA line items show the Money Market Fund's expenses assuming that the Reorganization is approved. The annual fund operating expense table shown below is based on actual expenses incurred during the Fund's most recent fiscal period. Please keep in mind that, as a result of changing market conditions, total asset levels, and other factors, expenses at any time during the current fiscal year may be significantly different from those shown.


                            Annual Operating Expenses
                     (as a percentage of average net assets)

                                                                                        Total Annual Fund
FUND                                    MANAGEMENT FEES           OTHER EXPENSES        OPERATING EXPENSES
Strong  Investors Money Fund               0.15%                      0.65%                  0.80%(1)
Strong  Money  Market Fund                 0.15%                      0.72%                  0.87%(2)
PRO FORMA - Strong  Money  Market Fund     0.15%                      0.70%                  0.85%(2)

(1) TOTAL ANNUAL FUND OPERATING EXPENSES FOR THE INVESTORS MONEY FUND DO NOT REFLECT SCM'S WAIVER OF MANAGEMENT FEES AND/OR ABSORPTIONS. WITH WAIVERS AND/OR ABSORPTIONS, THE TOTAL ANNUAL FUND OPERATING EXPENSES FOR THE FISCAL PERIOD ENDING OCTOBER 31, 2001 WERE 0.29%. AS OF JANUARY 31, 2002, SCM HAD DECREASED THE AMOUNT OF ITS WAIVERS AND/OR ABSORPTIONS FOR THIS FUND SO THAT THE EXPENSE RATIO WOULD BE NO MORE THAN 0.65%. WE CAN TERMINATE WAIVERS AND/OR ABSORPTIONS FOR THIS FUND AT ANY TIME.
(2) SCM HAS CONTRACTUALLY AGREED TO WAIVE ITS MANAGEMENT FEE AND/OR ABSORB EXPENSES FOR THE MONEY MARKET FUND UNTIL MARCH 1, 2003 TO KEEP TOTAL ANNUAL FUND OPERATING EXPENSES AT NO MORE THAN 0.65%.

                                     Example

         The example below is intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in each Fund and reinvest all dividends and distributions for the time periods indicated. The example also assumes that your investment has a 5% return each year and that each Fund's Total Annual Operating Expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, you would pay the following expenses if you redeem all of your shares at the end of the time periods indicated:

FUND                                               1 YEAR             3 YEARS             5 YEARS            10 YEARS
----                                               ------             -------             -------            --------
Strong Investors Money Fund                         $82                 $255                $444               $990
Strong Money Market Fund                            $89                 $278                $482              $1,073
PRO FORMA - Strong Money Market Fund                $87                 $271                $471              $1,049

The example above should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown.

INVESTMENT ADVISOR

         SCM, a company controlled by Richard S. Strong because of his stock ownership in SFC, is the investment advisor to each of the Investors Money Fund and Money Market Fund. Mr. Strong is Director and Chairman of the Board of the Strong Family of Funds and Chairman and Director of SCM. SCM is registered as an investment advisor under the Investment Advisers Act of 1940. SCM is located at 100 Heritage Reserve, Menomonee Falls, Wisconsin 53051. SCM had over $___ billion in assets under management as of January 31, 2002. Both Funds pay a management fee of 0.15% to SCM.

INVESTMENT OBJECTIVES, POLICIES, AND RESTRICTIONS

THIS SECTION WILL HELP YOU COMPARE THE INVESTMENT OBJECTIVES AND POLICIES OF THE INVESTORS MONEY FUND AND THE MONEY MARKET FUND. PLEASE BE AWARE THAT THIS IS ONLY A BRIEF DISCUSSION. MORE COMPLETE INFORMATION MAY BE FOUND IN THE FUNDS' PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION, AS EACH MAY BE AMENDED AND/OR SUPPLEMENTED.

         The investment objective of each Fund is to seek current income, a stable share price, and daily liquidity. The Funds are managed to provide attractive yields and a stable share price of $1.00. Each Fund invests in a portfolio of high-quality, short-term debt securities issued by corporations, banks, and other financial institutions. Accordingly, each Fund invests at least 95% of its total assets in "first-tier" securities, generally defined as those securities that, at the time of acquisition, are rated in the highest rating category by at least two Nationally Recognized Statistical Rating Organizations or, if unrated, are determined by SCM to be of comparable quality. The balance of each Fund, up to 5% of its total assets, may be invested in securities that are considered "second-tier" securities, generally defined as those securities that, at the time of acquisition, are rated in the second-highest rating category or are determined by SCM to be of comparable quality.

THE FUNDS' PURCHASE, EXCHANGE, AND REDEMPTION PROCEDURES

         PURCHASE PROCEDURES. THE INVESTORS MONEY FUND AND THE MONEY MARKET FUND HAVE SUBSTANTIALLY SIMILAR PURCHASE PROCEDURES. Investor Class shares of each Fund may be purchased directly from SII by mail or wire, and if elected, by phone or through the Internet. Shares may also be purchased through regular deductions from a bank account (E.G., Automatic Investment Plan), however the minimum initial purchase requirements must still be met for the Funds. In addition, investors may purchase shares through broker-dealers or other intermediaries. The minimum purchase requirements are as follows:

                                                     INITIAL INVESTMENT MINIMUM          ADDITIONAL INVESTMENT MINIMUM
---------------------------------------------------- ----------------------------------- ----------------------------------
Regular accounts                                     $2,500 for MONEY MARKET FUND        $100
                                                     $1,000 for INVESTORS MONEY FUND
---------------------------------------------------- ----------------------------------- ----------------------------------
Education Savings Accounts,                          $1000                               $100
Traditional   IRAs,   Roth   IRAs,   SEP-IRAs   and
UGMA/UTMA accounts
---------------------------------------------------- ----------------------------------- ----------------------------------
SIMPLE IRA,  403(b)(7),  Keogh,  Pension Plan, and    the lesser of $250 or $25 per      $50
Profit Sharing Plan accounts                          month

---------------------------------------------------- ----------------------------------- ----------------------------------

Investors Money Fund shareholders that meet that Fund's initial investment minimum at the Effective Time will not otherwise be required to meet the Money Market Fund's investment minimum in the merged account.

         Investors in the Investors Money Fund may only open one regular account and may not make additional purchases after the account reaches $50,000. Investors may open multiple IRA accounts, but may not make additional purchases once the aggregate value of all of the IRA accounts in the Investors Money Fund reaches $50,000. If an Automatic Investment Plan is used, SIS will discontinue the plan after the regular account reaches or the IRA accounts in aggregate reach $50,000. The Money Market Fund has no similar limitations.

         The transaction price for buying, selling, or exchanging shares of the Funds is the net asset value per share ("NAV") for that Fund. NAV is generally calculated as of the close of trading on the New York Stock Exchange ("NYSE") (usually 3:00 p.m., Central Time) every day the NYSE is open. If the NYSE closes at any other time, or if an emergency exists, NAV may be calculated at a different time. The share price will be the next NAV calculated after an order is accepted. SIS reserves the right to refuse, change, discontinue, or temporarily suspend the purchase privilege for any reason.

         EXCHANGE PRIVILEGES. THE INVESTORS MONEY FUND AND THE MONEY MARKET FUND HAVE IDENTICAL EXCHANGE PRIVILEGES. Shareholders may exchange shares of one Strong Fund for shares of another Strong Fund either in writing or, if elected, by telephone or through the Internet on any business day, if the accounts are identically registered (with the same name, address, and taxpayer identification number). Shareholders may submit exchange requests directly to SIS or through an intermediary. The exchange price is the next NAV determined after SIS accepts the exchange request. Purchases by exchange are subject to the investment requirements and other criteria of the fund or class purchased. SIS may require that written exchange requests for more than $100,000 include a signature guarantee from an eligible guarantor (a notarized signature is not sufficient). An exchange of shares of one Strong Fund for those of another Strong Fund is considered a sale (redemption) and a purchase of shares for several purposes, including tax purposes. SIS reserves the right to refuse, change, discontinue, or temporarily suspend the exchange privilege for any reason.

         REDEMPTION PROCEDURES. THE INVESTORS MONEY FUND AND THE MONEY MARKET FUND HAVE SUBSTANTIALLY SIMILAR REDEMPTION procedures. Shareholders may redeem shares on any business day by mail or, if elected, by telephone or through the Internet. The redemption price will be the next NAV determined after SIS accepts the redemption request. Shareholders may submit redemption requests directly to SIS or through an intermediary. Redemptions may also be made through a Systematic Withdrawal Plan from any Fund. If a written redemption request exceeds $100,000, SIS may require a signature guarantee from an eligible guarantor (a notarized signature is not sufficient). If a shareholder's account balance drops below the investment minimum, SIS reserves the right to close the account. However, the shareholder will be given at least 60-days' notice to give the shareholder time to add to the account and avoid an involuntary redemption. SIS reserves the right to refuse, change, discontinue, or temporarily suspend the telephone or Internet redemption privilege for any reason.

         Shareholders in the Investors Money Fund may only write three checks against an account in the Investors Money Fund. The Money Market Fund has no similar limitation. In addition, shareholders in the Money Market Fund may receive a same-day redemption wire by calling 1-800-368-1683 and placing a redemption order by 9:00 a.m., Central Time.

         REDEMPTIONS IN KIND. THE INVESTORS MONEY FUND AND THE MONEY MARKET FUND HAVE IDENTICAL REDEMPTION IN KIND PROVISIONS. SIS reserves the right to pay redemption proceeds in kind (I.E., a payment in portfolio securities rather than cash) for redemption requests that are in excess of the lesser of (1) $250,000 or (2) 1% of each Fund's assets. Generally, SIS uses redemption in kind when large redemption requests may cause harm to a fund and its shareholders.

         DIVIDEND POLICIES. THE INVESTORS MONEY FUND AND THE MONEY MARKET FUND HAVE SUBSTANTIALLY SIMILAR DIVIDEND POLICIES. To the extent they are available, each Fund generally pays dividends from net investment income monthly and distributes any net capital gains that it realizes annually. Dividends are declared on each day NAV is calculated ("Business Day"), except for bank holidays. Under normal circumstances, dividends earned on weekends, holidays, and other days when the Fund's NAV is not calculated are declared on the first day preceding these days that the Fund's NAV is calculated. Unless the requirements for the same-day dividend described below are met, an investment generally earns dividends from the first Business Day after SIS accepts the purchase order. For purposes of determining when an investment begins earning dividends, proper purchase orders placed after the calculation of the fund's NAV each day are normally accepted the next Business Day.

         Investments in the Money Market Fund may earn a same-day dividend if the appropriate application is completed. The following rules also apply:

o The investor must call 1-800-368-1683 before 9:00 a.m., Central Time and place an irrevocable purchase order.
o The purchase price must be sent via federal funds wire and must be received by 3:00 p.m. Central Time. If federal funds are not wired by this deadline, SIS may cancel the purchase order. If SIS does not cancel the order and the Fund borrows an amount of money equal to the purchase price, the investor may be liable for any interest expense caused by the borrowing.
o    Wire instructions can be obtained by calling 1-800-368-3940.

         Redemption proceeds obtained by a same-day redemption wire in the Money Market Fund do not earn dividends on the day in which they are wired. If a same-day redemption wire is used to close an account, dividends credited to the account for the month up to the day of redemption will normally be paid the next Business Day.

         SOME OF THESE PROCEDURES AND SERVICES MAY BE SUBJECT TO ADDITIONAL RESTRICTIONS OR CONDITIONS. PLEASE CALL 1-800-368-3863 FOR MORE INFORMATION.

INVESTMENT RISKS

         EACH OF THE FUNDS HAS IDENTICAL INVESTMENT RISKS. An investment in each of the Funds is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Each Fund's goal is to preserve the value of your investment at $1.00 per share. However, it is possible to lose money by investing in either Fund. In addition, as interest rates rise, each of the Fund's fixed income securities will decrease in value (interest-rate risk). The longer the maturity of a security, the greater its interest-rate risk. Also, each of the Funds is actively managed and there is no guarantee that the investment techniques and risk analyses used by the Funds' manager will produce the desired results (management risk).

INFORMATION RELATING TO THE REORGANIZATION

DESCRIPTION OF THE REORGANIZATION

         The following summary is qualified in its entirety by reference to the Reorganization Plan found in Exhibit A.

         The Reorganization Plan provides that all of the assets and liabilities of the Investors Money Fund will be transferred to the Money Market Fund at the Effective Time on the Closing Date of the Reorganization. In exchange for the transfer of these assets, the Money Market Fund will simultaneously issue at the Effective Time of the Reorganization a number of full and fractional Investor Class shares of the Money Market Fund to the Investors Money Fund equal in value to the net asset value of the Investors Money Fund immediately before the Effective Time of the Reorganization.

         Shareholders of the Investors Money Fund owning shares at the Effective Time of the Reorganization will receive a number of shares of the Investor Class of the Money Market Fund with the same aggregate value as the shareholder had in the Investors Money Fund immediately before the Reorganization. This will be accomplished by the establishment of accounts in the names of the shareholders of the Investors Money Fund on the share records of the Money Market Fund's transfer agent. Each account will represent the respective PRO RATA number of full and fractional shares of the Money Market Fund due to the shareholders of the Investors Money Fund. Shares of the Investors Money Fund will then be reclassified as shares of the Money Market Fund. The Money Market Fund will not issue share certificates to shareholders. Shares of the Money Market Fund to be issued will have no preemptive or conversion rights. No sales charges will be imposed in connection with the receipt of such shares by the Investors Money Fund's shareholders. In addition, the Strong Heritage Reserve Series, Inc.'s Amended and Restated Articles of Incorporation will be amended to eliminate all of the shares that currently constitute the Investors Money Fund shares.

         The Reorganization Plan contains customary representations, warranties and conditions. The Reorganization Plan provides that the consummation of the Reorganization is conditioned upon, among other things: (i) approval of the Reorganization by the shareholders of the Investors Money Fund; (ii) receipt by the Investors Money Fund and the Money Market Fund of a tax opinion to the effect that the Reorganization will be tax free to the Investors Money Fund, the Money Market Fund, and the shareholders of each Fund; and (iii) an opinion from Wisconsin counsel that the shares of the Strong Money Market Fund, Inc., of which the Money Market Fund is a series, issued and outstanding at the Effective Time representing the Money Market Fund, to be issued to shareholders of the Investors Money Fund are duly authorized and validly issued, fully paid and non-assessable, except to the extent provided by the Wisconsin Business Corporation Law ("WBCL"), and that no shareholder of the Money Market Fund has any option, warrant or preemptive right to subscription or purchase with respect to the Money Market Fund. The Reorganization Plan may be terminated if, on the Closing Date, any of the required conditions have not been met or if the representations and warranties are not true or, if at any time before the Effective Time, the Board of Directors or an authorized officer of either Corporation determines that the Reorganization is inadvisable.

COSTS OF REORGANIZATION

         Each Fund will pay its own expenses incurred in connection with the Reorganization.

FEDERAL INCOME TAXES

         The combination of the Investors Money Fund and the Money Market Fund in the Reorganization is intended to qualify, for U.S. Federal income tax purposes, as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended. If so, neither the Investors Money Fund nor its shareholders will recognize a gain or a loss as a result of the Reorganization; the tax basis of the Money Market Fund shares received will be the same as the basis of the Investors Money Fund shares exchanged; and the holding period of the Money Market Fund shares received will include the holding period of the Investors Money Fund shares exchanged, provided that the shares exchanged were held as capital assets at the time of the Reorganization. As a condition to the closing of the Reorganization, each Corporation will receive an opinion from special tax counsel to the Investors Money Fund and the Money Market Fund to that effect. No tax ruling from the Internal Revenue Service regarding the Reorganization has been requested. The opinion of counsel will not be binding on the Internal Revenue Service and does not preclude the Internal Revenue Service from adopting a contrary position.

         In addition, prior to the Closing Date, the Investors Money Fund may declare a dividend or dividends which, together with all previous dividends, will have the effect of distributing to the Investors Money Fund shareholders all of its investment company taxable income for all taxable years up to and including the Closing Date and all of its net capital gains realized in all taxable years up to and including the Closing Date. Any dividend paid by the Investors Money Fund may result in taxable income to the Investors Money Fund shareholders. Also, the sale of securities by the Investors Money Fund before the Reorganization could result in a taxable capital gains distribution to the Investors Money Fund shareholders before the Reorganization.

         SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS CONCERNING THE POTENTIAL TAX CONSEQUENCES OF THE REORGANIZATION TO THEM, INCLUDING FOREIGN, FEDERAL, STATE, AND LOCAL TAX CONSEQUENCES.

CAPITALIZATION

         The following table sets forth as of January 31, 2002: (i) the unaudited capitalization of the Investors Money Fund; (ii) the unaudited capitalization of the Money Market Fund; and (iii) the unaudited PRO FORMA combined capitalization of the Money Market Fund assuming the Reorganization has taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase and redemption activity.

                                                                            NET ASSET VALUE
FUND                                                  NET ASSETS               PER SHARE             SHARES OUTSTANDING
-----                                                 ----------               ---------             ------------------
Strong Investors Money Fund                                $                     $1.00
Strong Money Market Fund                                   $                     $1.00
PRO FORMA - Strong Money Market Fund(1)                    $                     $1.00
(1) PRO FORMA FIGURES DO NOT TAKE INTO ACCOUNT EXPENSES ASSOCIATED WITH THE REORGANIZATION.

                         REASONS FOR THE REORGANIZATION

         At a meeting held on February 1, 2002, the Board of Directors ("Board") of Strong Heritage Reserve Series, Inc. and Strong Money Market Fund, Inc. reviewed the proposed Reorganization. The Board received detailed information, including materials describing the Reorganization in terms of each Fund's net assets, current and pro forma expenses, performance, and comparative investment objectives, policies, and restrictions.

         After consideration, the Board approved submission of the proposed Reorganization to shareholders, concluding that participation in the Reorganization is in the best interest of the Funds and that the interests of existing shareholders of the Funds will not be diluted as a result of the Reorganization. In particular, the Board reached the following conclusions:

         THE TERMS AND CONDITIONS OF THE REORGANIZATION. The Board approved the terms of the Reorganization Plan. In this regard, the Board concluded that the terms of the Reorganization do not involve overreaching on the part of any person concerned and that the conditions and policies of Rule 17a-8 under the 1940 Act will be followed. The Board also noted that the Reorganization would be submitted to the Investors Money Fund's shareholders.

         EXPENSE RATIOS. The Board reviewed information regarding comparative expense ratios (respective current and pro forma expense ratios are set forth in the "Fees and Expenses" section above). The Board concluded that, as a result of a contractual cap, the expense ratio of the Money Market Fund is expected to be the same or lower than the Investors Money Fund at the time of the reorganization.

         THE COMPARATIVE PERFORMANCE RECORDS. The Board reviewed comparative performance information, taking into account performance over both the short term and for the life of the Funds. The Board noted that substantial, voluntary fee waivers for the Investors Money Fund had positively affected its historical returns as compared to the Money Market Fund. (For information about recent yields, see Exhibit C-Additional Information About the Money Market Fund and the Investors Money Fund. For information on the historical performance record of the Investors Money Fund and the Money Market Fund, see Exhibit B - Management's Discussion of Fund Performance.)

         COMPATIBILITY OF INVESTMENT OBJECTIVES, POLICIES, AND RESTRICTIONS. The Board concluded that the investment objectives, policies, and restrictions of the Funds are identical.

     TAX CONSEQUENCES. The Board concluded that the Reorganization is expected to be free from Federal income taxes.


         SHAREHOLDER LIABILITIES AND RIGHTS. The Board concluded that there would be no substantial change in potential shareholder liability or in shareholder rights.

         SERVICE FEATURES. The Board noted that there would be additional and/or expanded service features available to the Investors Money Fund's shareholders as a result of the Reorganization.

         The Board also considered other alternatives to the Reorganization and concluded that, taking into account these other alternatives, the Reorganization was the course of action that is in the best interest of the Investors Money Fund. In summary, the Board concluded that the shareholders of the Investors Money Fund would benefit from the fewer account restrictions, additional service features, expected same or lower net expense ratio, and larger asset base that are expected to result from the Reorganization. BASED ON THIS INFORMATION, THE BOARD RECOMMENDS THAT THE SHAREHOLDERS OF THE INVESTORS MONEY FUND VOTE FOR THE REORGANIZATION.

                               SHAREHOLDER RIGHTS

GENERAL

     Strong Heritage Reserve Series, Inc. and Strong Money Market Fund, Inc. were organized as Wisconsin corporations on June 2, 1989 and July 19, 1985, respectively. Each Corporation is governed by its Articles of Incorporation and Bylaws, as each may be supplemented or amended from time to time. Each Corporation is also governed by applicable Wisconsin law, and in particular the WBCL.

SHARES

     Each Corporation is authorized to issue an unlimited number of shares of common stock, with a par value of $0.00001, from an unlimited number of classes and series of shares. No shares of either Corporation have any preemptive, conversion, or subscription rights.

VOTING RIGHTS

     On any matter submitted to a vote of shareholders, all shares entitled to vote are voted on by individual series or class, except that: (i) when so required by the 1940 Act, then shares are voted in the aggregate and not by individual series or class; and (ii) when the matter only affects the interest of one or more series or class, then only shareholders of such series or class are entitled to vote.

SHAREHOLDER MEETINGS

     An annual meeting of shareholders for the election of Directors and the transaction of such other business as may properly come before the meeting will be held in April of each year or at such other time and date as the Board of Directors of the applicable Corporation selects. However, neither Corporation is required to hold an annual meeting of its shareholders in any year in which none of the following is required to be acted upon by shareholders under the 1940
Act: (i) election of directors; (ii) approval of the Corporation's investment advisory contract; (iii) ratification of the selection of the Corporation's independent public accountants; or (iv) approval of the Corporation's distribution agreement. Special meetings of shareholders of a Fund or class of shareholders may be called at any time by the Board of Directors, Chairman of the Board, Vice Chairman or President and will be held at such time and place as may be stated in the notice of the meeting. A special meeting of shareholders may also be called on the written request of shareholders owning at least one-tenth of the outstanding shares entitled to vote.

ELECTION AND TERM OF DIRECTORS

     Directors are elected annually at the annual meeting of shareholders or a special meeting held for that purpose. If no annual meeting of the shareholders of the Corporation is required to be held in a particular year pursuant to the Bylaws, Directors will be elected at the next annual meeting held. Each Director shall hold office until his or her successor has been duly elected and, if necessary, qualified, or until his or her death, removal, or resignation. Any Director may be removed by the shareholders, with or without cause, only at a meeting called for the purpose of removing the Director, if the votes cast in favor of the action exceed the votes cast in opposition of the action.

SHAREHOLDER LIABILITY

     Under the WBCL, shareholders of a Wisconsin corporation are personally liable up to an amount equal to the par value of shares owned by them (and to the consideration for which shares without par value were issued) for debts owing to employees of the corporation for services performed for such corporation, but not exceeding six-months' service in any one case. The liability imposed by the predecessor to this statute was interpreted in a trial court decision to extend to the original issue price for shares, rather than the stated par value. However, neither Strong Heritage Reserve Series, Inc. nor Strong Money Market Fund, Inc. has any paid employees.

DIRECTOR LIABILITY

     To the fullest extent permitted by the WBCL and the 1940 Act, no Director or officer of either Corporation shall be liable to the Corporation or to its shareholders for money damages provided that such Director or officer is performing his or her duties in accordance with the standards of Wisconsin law.

     The foregoing is only a summary of certain rights of shareholders of each Corporation under its Articles of Incorporation, Bylaws and state law, and is not a complete description of provisions contained in those sources. Shareholders should refer to the provisions of those documents and state law directly for a more thorough description.

                  MORE INFORMATION ABOUT THE MONEY MARKET FUND
                          AND THE INVESTORS MONEY FUND

     Information about recent yields, historical performance, and the portfolio manager of the Money Market Fund is contained in Exhibit C. Information concerning the operation and management of the Money Market Fund is also included in the current prospectus relating to the Money Market Fund, as it may be amended and/or supplemented. Additional information about the Money Market Fund is included in the prospectus and statement of additional information for the Money Market Fund dated March 1, 2002, which are available upon request and without charge by writing to the Strong Family of Funds at P.O. Box 2936, Milwaukee, Wisconsin 53201, or by calling 1-800-368-3863. The current prospectus and statement of additional information, as they may have been amended and/or supplemented, have been filed with the SEC.

     Information about recent yields of the Investors Money Fund is contained in Exhibit C. Additional information is included in the current prospectus dated March 1, 2002, as it may be amended and/or supplemented, which is incorporated by reference into this Proxy Statement/Prospectus. Additional information is included in the statement of additional information of the Investors Money Fund dated March 1, 2002, which is available upon request and without charge by writing to the Strong Family of Funds at P.O. Box 2936, Milwaukee, Wisconsin 53201, or by calling 1-800-368-3863. The current prospectus and statement of additional information, as they may have been amended and/or supplemented, have been filed with the SEC.

     The Money Market Fund and Investors Money Fund are each subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and, in accordance with those Acts, file reports and other information, including proxy material and charter documents, with the SEC. These items may be inspected and copied at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such materials can also be obtained by mail from the Public Reference Section, SEC, Washington, D.C. 20549 at prescribed rates. The SEC maintains a web site at http://www.sec.gov that contains reports and other information about the Funds.

FINANCIAL HIGHLIGHTS

         The fiscal year end of both the Investors Money Fund and the Money Market Fund is October 31.

         The financial highlights of the Money Market Fund dated as of October 31, 2001, which are contained in Exhibit C, have been audited by PricewaterhouseCoopers LLP, its independent accountants, and are incorporated by reference into this Proxy Statement/Prospectus. The unaudited PRO FORMA financial statements for the Money Market Fund reflecting the Money Market Fund after the Reorganization are included in the statement of additional information relating to this transaction, which is incorporated by reference into this Proxy Statement/Prospectus.

         The financial highlights of the Investors Money Fund dated as of October 31, 2001 are contained in the Investors Money Fund's prospectus dated March 1, 2002, and have been audited by PricewaterhouseCoopers LLP, its independent accountants. That prospectus, including the financial highlights, is incorporated by reference into this Proxy Statement/Prospectus.


  THE BOARD OF DIRECTORS OF STRONG HERITAGE RESERVE SERIES, INC., OF WHICH THE INVESTORS MONEY FUND IS A SERIES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR"
                        APPROVAL OF THE REORGANIZATION.

                                 VOTING MATTERS

GENERAL INFORMATION

         This Proxy Statement/Prospectus is being furnished in connection with the solicitation of proxies by the Board of Directors of the Strong Heritage Reserve Series, Inc., of which the Investors Money Fund is a series, in connection with the Meeting. It is expected that the solicitation of proxies will be primarily by mail. The solicitation may also include telephone, facsimile, Internet, telegraph or oral communications by certain employees of SCM and/or D.F. King & Co., a professional proxy solicitor retained by the Investors Money Fund for an estimated fee of $[ ], including out-of-pocket expenses. The Investors Money Fund will pay the costs of the Meeting, the costs of the solicitation of proxies (I.E., votes), and the fees of D.F. King & Co. The Investors Money Fund may also reimburse brokers and other nominees for their reasonable expenses in communicating with the person(s) for whom they hold shares of the Investors Money Fund.

VOTING RIGHTS AND REQUIRED VOTE

         Shareholders of the Investors Money Fund on the record date are entitled to one vote for each full share held and a fractional vote for each fractional share held. A majority of the shares of the Investors Money Fund entitled to vote, present in person or by proxy, constitutes a quorum. Approval of the Reorganization requires the vote of a majority of the shares entitled to be voted on the matter. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Secretary of Strong Heritage Reserve Series, Inc. a written notice of revocation or a subsequently executed proxy or by attending the Meeting and voting in person.

         Shares represented by a properly executed proxy will be voted in accordance with the instructions thereon, or if no specification is made, the shares will be voted "FOR" the approval of the Reorganization. It is not anticipated that any matters other than the approval of the Reorganization will be brought before the Meeting. Should other business properly be brought before the Meeting, it is intended that the accompanying proxies will be voted in accordance with the judgment of the persons named as such proxies. For the purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval of the Reorganization.

         If sufficient votes in favor of the proposals set forth in the Notice of the Special Meeting are not received by the time scheduled for the Meeting, the holders of a majority of shares present in person or by proxy at the Meeting and entitled to vote at the Meeting, whether or not sufficient to constitute a quorum, may adjourn the Meeting. Any business that might have been transacted at the Meeting originally called may be transacted at any such adjourned session(s) at which a quorum is present.

DISSENTERS' RIGHTS OF APPRAISAL

         If the Reorganization Agreement is approved at the Meeting, shareholders of the Investors Money Fund will have the right to dissent and obtain payment of fair value for their Investors Money Fund shares in accordance with the WBCL. For these purposes, "fair value" means the value of the Investors Money Fund shares immediately before the closing of the Reorganization. However, the exercise of appraisal rights is subject to the "forward pricing" requirements of Rule 22c-1 under the 1940 Act, which supercedes contrary provisions of state law. Accordingly, shareholders have the right to redeem their Investors Money Fund shares at net asset value until the Closing Date of the Reorganization. After the Reorganization, shareholders of the Investors Money Fund will hold Investor Class shares of the Money Market Fund, which also may be redeemed at net asset value.

RECORD DATE AND OUTSTANDING SHARES

         Only shareholders of record of the Investors Money Fund at the close of the NYSE on Friday, March 1, 2002 ("Record Date") are entitled to notice of and to vote at the Meeting and at any postponement or adjournment thereof. At the close of the NYSE on the Record Date, there were [ ] shares of the Investors Money Fund outstanding and entitled to vote.


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         As of the Record Date, [the officers and Directors of the Investors Money Fund and the Money Market Fund as a group beneficially owned less than 1% of the outstanding shares of the Investors Money Fund and the Money Market Fund, respectively. ] As of the Record Date, to the best of the knowledge of the Investors Money Fund and the Money Market Fund, the following persons owned of record or beneficially 5% or more of the outstanding shares of the Investors Money Fund and the Money Market Fund, respectively:



                                                                                   NUMBER OF SHARES(1)      PERCENTAGE
NAME AND ADDRESS OF OWNER                      FUND                                                          OWNERSHIP




(1)  FULL  SHARES OF THE FUND  OWNED OF RECORD  OR  BENEFICIALLY  AS OF MARCH 1,
     2002.

         EXPENSES. In order to obtain the necessary quorum at the Meeting, additional solicitations may be made by mail, telephone, telegraph, Internet, facsimile, or personal interview by representatives of the Strong Heritage Reserve Series, Inc. and/or SCM and/or their affiliates at an estimated cost of approximately $[ ]. All costs of solicitation (including the printing and mailing of this proxy statement, meeting notice, and form of proxy, as well as any necessary supplementary solicitations) will be paid by the Investors Money Fund. Persons holding shares as nominees may, upon request, be reimbursed for their reasonable expenses in sending soliciting material to their principals.

                                 OTHER BUSINESS

         The Board of Directors of Strong Heritage Reserve Series, Inc. knows of no other business to be brought before the Meeting. However, if any other matters come before the Meeting, it is the intention that proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

                              SHAREHOLDER INQUIRIES

         Shareholder inquiries about the Investors Money Fund and the Money Market Fund may be addressed to the Strong Family of Funds in writing at P.O. Box 2936, Milwaukee, Wisconsin 53201 or by calling 1-800-368-3863.

         WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, WE ENCOURAGE YOU TO VOTE BY PROXY. YOU CAN VOTE BY PROXY BY COMPLETING, DATING, SIGNING, AND RETURNING THE ACCOMPANYING PROXY CARD USING THE ENCLOSED POSTAGE PREPAID ENVELOPE, BY CALLING OUR TOLL-FREE TELEPHONE NUMBER, OR BY VISITING OUR WEB SITE IN ACCORDANCE WITH THE ENCLOSED VOTING INSTRUCTIONS.

                                             By Order of the Board of Directors,



                                            Richard W. Smirl
                                            Secretary
                                            Strong Heritage Reserve Series, Inc.


Menomonee Falls, Wisconsin
March ________, 2002

                                    EXHIBIT A
                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

         THIS AGREEMENT AND PLAN OF REORGANIZATION is dated as of [ ], 2002 ("Agreement"), by and between Strong Heritage Reserve Series, Inc., a Wisconsin corporation ("Selling Corporation"), on behalf of its series, the Strong Investors Money Fund ("Selling Fund"), and Strong Money Market Fund, Inc., a Wisconsin corporation ("Acquiring Corporation"), on behalf of its series, the Strong Money Market Fund ("Acquiring Fund"). The Selling Fund and the Acquiring Fund are sometimes referred to collectively as the "Funds" and individually as a "Fund."

                             PRELIMINARY STATEMENTS

     A. The Selling Corporation and the Acquiring Corporation (individually, "Corporation") are each open-end management investment companies registered under the Investment Company Act of 1940 ("1940 Act").

     B. The Board of Directors of each Corporation has determined that the Reorganization (as defined below) is in the best interest of each Fund and that the interests of the existing shareholders of each Fund would not be diluted as a result of the Reorganization.

     C. This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended ("Code").

                                   AGREEMENTS

         The parties to this Agreement covenant and agree as follows:

A.       PLAN OF REORGANIZATION.

                  1.  REORGANIZATION.  At the Effective Time (as defined below), the Selling Fund will assign, deliver and otherwise transfer all of its assets and good and marketable title to the assets, free and clear of all liens, encumbrances and adverse claims except as provided in this Agreement, and assign all liabilities to the Acquiring Fund. The Acquiring Fund shall acquire all these assets, and shall assume all these liabilities of the Selling Fund, in exchange for the issuance of shares (both full and fractional) of the Acquiring Fund to the shareholders of the Selling Fund, equivalent in value to the shares of the Selling Fund outstanding immediately prior to the Effective Time. These transactions are collectively referred to as the "Reorganization." The shares of the Acquiring Fund that are issued in exchange for the assets of the Selling Fund are referred to as the "Acquiring Fund Shares," and the shares of the Selling Fund that are held by the holders of such shares at the Effective Time are referred to as the "Selling Fund Shares." The assets and stated liabilities of the Selling Fund shall be exclusively assigned to and assumed by the Acquiring Fund. All debts, liabilities, obligations and duties of the Selling Fund, to the extent that they exist at or after the Effective Time, shall after the Effective Time, attach to the Acquiring Fund and may be enforced against the Acquiring Fund to the same extent as if the same had been incurred by the Acquiring Fund. If the Selling Fund is unable to make delivery of any of its portfolio securities pursuant to this Section to the Acquiring Fund because any of such securities purchased by the Selling Fund have not yet been delivered to it by the Selling Fund's broker or brokers, then, in lieu of such delivery, the Selling Fund shall deliver to the Acquiring Fund, with respect to these securities, executed copies of an agreement of assignment and due bills executed on behalf of the broker or brokers, together with any other documents as may be required by the Acquiring Fund, including brokers' confirmation slips.

                  2. TRANSFER OF ASSETS. The assets of the Selling Fund to be acquired by the Acquiring Fund shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable), goodwill and intangible property, and deferred or prepaid expenses as set forth in the Statement of Assets and Liabilities, as well as any claims or rights of action or rights to register shares under applicable securities laws, any books or records of the Selling Fund and other property owned by the Selling Fund at the Effective Time.

                  3. LIQUIDATION AND DIVIDENDS. At the Effective Time, the Selling Fund will liquidate. However, each Selling Fund shareholder shall have the right to receive any dividends or other distributions that were declared prior to the Effective Time, but unpaid at that time, with respect to the Selling Fund Shares that are held by such Selling Fund shareholders at the Effective Time. Contemporaneous with the liquidation of the Selling Fund, each shareholder of the Selling Fund will be issued a number of Acquiring Fund Shares equal in value to the Selling Fund Shares held by that shareholder. This liquidation will be accompanied by the establishment of an open account on the share records of the Acquiring Fund in the name of each shareholder of record of the Selling Fund and representing the respective number of Acquiring Fund Shares due that shareholder. All issued and outstanding shares of the Selling Fund shall simultaneously be cancelled on the books of the Selling Fund. The Acquiring Fund shall not be required to issue certificates representing Acquiring Fund Shares in connection with such exchange. An amendment to the Articles of Incorporation of the Selling Corporation in a form not materially different from that attached as Annex 1 to this Agreement ("Articles Amendment") shall be filed to eliminate the shares constituting the Selling Fund as a class of the Selling Corporation's common stock.

         4. CERTIFICATES. Any Selling Fund shareholders holding certificates representing their ownership of shares of the Selling Fund may be requested to surrender such certificates or deliver an affidavit with respect to lost certificates, in such form as the Selling Fund may require prior to the Closing Date. On the Closing Date, the Selling Fund certificates that remain outstanding shall be deemed to be canceled. The Selling Corporation's transfer books with respect to the Selling Fund's shares shall be closed permanently as of the close of business on the day immediately prior to the Closing Date. All unsurrendered Selling Fund certificates shall no longer evidence ownership of common stock of the Selling Fund and shall be deemed for all corporate purposes to evidence ownership of the number of Acquiring Fund Shares into which the Selling Fund shares were effectively converted. Unless and until any such certificate has been surrendered or an affidavit with respect to lost certificates has been delivered to the Acquiring Fund, dividends and other distributions payable by the Acquiring Fund subsequent to the Closing Date with respect to such Acquiring Fund Shares shall be paid to the holder of such certificate(s), but such shareholders may not be allowed to redeem or transfer Acquiring Fund Shares received in the Reorganization with respect to unsurrendered Selling Fund share certificates.

     B. REPRESENTATIONS AND WARRANTIES OF THE ACQUIRING FUND. The Acquiring Fund represents and warrants to the Selling Fund as follows:

                  1. SHARES TO BE ISSUED UPON REORGANIZATION. The Acquiring Fund Shares to be issued in connection with the Reorganization (i) have been duly authorized and upon consummation of the Reorganization will be validly issued, fully paid and non-assessable, except to the extent provided in Section 180.0622(2)(b) of the Wisconsin Statutes and (ii) will be duly registered in conformity with applicable federal and state securities laws, and no shareholder of the Acquiring Fund shall have any option, warrant, or preemptive right of subscription or purchase with respect to the Acquiring Fund's Shares.

                  2. LIABILITIES. There are no liabilities of the Acquiring Fund, whether or not determined or determinable, other than liabilities disclosed or provided for in the Acquiring Fund's statement of assets and liabilities, if any, and liabilities incurred in the ordinary course of business prior to the Effective Time or otherwise previously disclosed to the Selling Fund, none of which has been materially adverse to the business, assets or results of operations of the Acquiring Fund.

                  3. LITIGATION. Except as previously disclosed to the Selling Fund, there are no claims, actions, suits or proceedings pending or, to the actual knowledge of the Acquiring Fund, threatened which would materially adversely affect the Acquiring Fund or its assets or business or which would prevent or hinder in any material respect consummation of the transactions contemplated by this Agreement.

                  4. TAXES. As of the Effective Time, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed shall have been filed, and all other taxes shall have been paid so far as due, or provision shall have been made for the payment of them, and to the best of the Acquiring Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any of these returns.

               5. FEES AND EXPENSES. As of the Effective Time, there are no brokers or finders entitled to receive any payments in connection with the transactions for which this Agreement provides.

     C. REPRESENTATIONS AND WARRANTIES OF THE SELLING FUND. The Selling Fund represents and warrants to the Acquiring Fund as follows:

                  1. MARKETABLE TITLE TO ASSETS. The Selling Fund will have, at the Effective Time, good and marketable title to, and full right, power and authority to sell, assign, transfer and deliver, the assets to be transferred to the Acquiring Fund. Upon delivery and payment for these assets, the Acquiring Fund will have good and marketable title to the assets without restriction on the transfer of the assets free and clear of all liens, encumbrances and adverse claims.

                  2. LIABILITIES. There are no liabilities of the Selling Fund, whether or not determined or determinable, other than liabilities disclosed or provided for in the Selling Fund's Statement of Assets and Liabilities, and liabilities incurred in the ordinary course of business prior to the Effective Time or otherwise previously disclosed to the Acquiring Fund, none of which has been materially adverse to the business, assets or results of operations of the Selling Fund.

                  3. LITIGATION. Except as previously disclosed to the Acquiring Fund, there are no claims, actions, suits or proceedings pending or, to the knowledge of the Selling Fund, threatened which would materially adversely affect the Selling Fund or its assets or business or which would prevent or hinder in any material respect consummation of the transactions contemplated by this Agreement.

                  4. TAXES. As of the Effective Time, all federal and other tax returns and reports of the Selling Fund required by law to have been filed shall have been filed, and all other taxes shall have been paid so far as due, or provision shall have been made for the payment of them, and to the best of the Selling Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any of those returns.

               5. FEES AND EXPENSES. As of the Effective Time, there are no brokers or finders entitled to receive any payments in connection with the transactions provided for in this Agreement.

     D.  CONDITIONS   PRECEDENT  TO  OBLIGATIONS  OF  THE  ACQUIRING  FUND.  The
obligations of the Acquiring Fund under this Agreement shall be subject to the following conditions:

                  1. All representations and warranties of the Selling Fund contained in this Agreement shall be true and correct in all material respects as of the date of this Agreement and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

               2. The Acquiring Corporation shall have received an opinion of Godfrey & Kahn, S.C., counsel to both Funds, regarding the transaction, in form reasonably satisfactory to the Acquiring Corporation, and dated as of the Effective Time, to the effect that:

                         (a) the Selling Corporation is a corporation duly organized, validly existing and in good standing under the laws of the State of Wisconsin;

                           (b) the shares of the Selling Fund issued and outstanding at the Effective Time are duly authorized and validly issued, fully paid and non-assessable by the Selling Fund, except to the extent provided in Section 180.0622(2)(b) of the Wisconsin Statutes, or any successor statute;

                           (c) this Agreement has been duly authorized, executed
                  and delivered by the Selling Corporation, on behalf of the Selling Fund, and represents a valid and binding contract of the Selling Corporation, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and transfer, and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; provided, however, that no opinion need be expressed with respect to provisions of this Agreement relating to indemnification nor with respect to provisions of this Agreement intended to limit liability for particular matters to the Selling Fund and its assets;

                           (d) the execution and delivery of this  Agreement did
                  not, and the consummation of the transactions contemplated by this Agreement will not, violate the Amended and Restated Articles of Incorporation or Bylaws of the Selling Corporation or any material agreement known to such counsel to which the Selling Corporation, on behalf of the Selling Fund, is a party or by which it is bound;

                           (e) to the  knowledge  of such  counsel,  no consent,
                  approval, authorization, or order of any court or governmental authority is required for the consummation of the transactions contemplated by this Agreement, except such as have been obtained under the Securities Act of 1933 (the "1933 Act"), state securities laws, the 1940 Act and the rules and regulations under those statutes; and

                           (f) The Selling Corporation is registered as an investment company under the 1940 Act and such registration with the Securities and Exchange Commission ("SEC") as an investment company under the 1940 Act is in full force and effect.

                  Such opinion: (a) shall state that while such counsel have not verified, and are not passing upon and do not assume responsibility for, the accuracy, completeness, or fairness of any portion of the Form N-14 Registration Statement or any amendment thereof or supplement thereto, they have generally reviewed and discussed certain information included therein with respect to the Selling Corporation and the Selling Fund with certain officers of the Selling Corporation and that in the course of such review and discussion no facts came to the attention of such counsel which caused them to believe that, on the respective effective or clearance dates of the Form N-14 Registration Statement, and any amendment thereof or supplement thereto and only insofar as they relate to information with respect to the Selling Corporation and the Selling Fund, the Form N-14 Registration Statement or any amendment thereof or supplement thereto, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading; (b) shall state that such counsel does not express any opinion or belief as to the financial statements, other financial data, statistical data, or any information relating to the Selling Fund or the Selling Corporation contained or incorporated by reference in the Form N-14 Registration Statement; and (c) shall state that such opinion is solely for the benefit of the Acquiring Corporation and its Board of Directors and officers.

                  In giving such opinion, Godfrey & Kahn, S.C. may rely upon officers' certificates and certificates of public officials.

                  3. After giving effect to the transactions contemplated by this Agreement, the Acquiring Fund on the Closing Date will be in compliance with Rule 2a-7 under the 1940 Act.

     E. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLING FUND. The obligations of the Selling Fund under this Agreement shall be subject to the following conditions:

                  1. All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date of this Agreement and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

               2. The Selling Corporation shall have received an opinion of Godfrey & Kahn, S.C., counsel to both Funds, regarding the transaction, in form reasonably satisfactory to the Selling Corporation, and dated as of the Effective Time, to the effect that:

                         (a) the Acquiring  Corporation  is a  corporation  duly
                    organized, validly existing and in good standing under the laws of the State of Wisconsin;

                           (b) the  shares  of the  Acquiring  Fund  issued  and
                  outstanding at the Effective Time are duly authorized and validly issued, fully paid and non-assessable, except to the extent provided in Section 180.0622(2)(b) of the Wisconsin Statutes, or any successor statute, and the Acquiring Fund Shares to be delivered to the Selling Fund, as provided for by this Agreement, are duly authorized and upon delivery pursuant to the terms of this Agreement, will be validly issued, fully paid, and non-assessable, except to the extent provided in
                  Section 180.0622(2)(b) of the Wisconsin Statutes, or any successor statute, and no shareholder of the Acquiring Fund has any option, warrant or preemptive right to subscription or purchase in respect thereof based on a review of the Acquiring Corporation's Amended and Restated Articles of Incorporation and Bylaws and otherwise to such counsel's knowledge;

                           (c) the Board of Directors of the Acquiring Corporation has duly authorized the Acquiring Fund as a class of common stock of the Acquiring Corporation pursuant to the terms of the Amended and Restated Articles of Incorporation of the Acquiring Corporation;

                           (d) this Agreement has been duly authorized, executed
                   and delivered by the Acquiring Corporation and represents a valid and binding contract of the Acquiring Corporation, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and transfer, and other similar laws of general applicability related to or affecting creditors' rights and to general equity principles; provided, however, that no opinion need be expressed with respect to provisions of this Agreement relating to indemnification nor with respect to provisions of this Agreement intended to limit liability for particular matters to the Acquiring Fund and its assets;

                           (e) the execution and delivery of this  Agreement did
                   not, and the consummation of the transactions contemplated by this Agreement will not, violate the Amended and Restated Articles of Incorporation or Bylaws of the Acquiring Corporation or any material agreement known to such counsel to which the Acquiring Corporation is a party or by which it is bound;

                           (f) to the  knowledge  of such  counsel,  no consent,
                   approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, state securities laws, the 1940 Act, and the rules and regulations under those statutes; and

                           (g) the  Acquiring  Corporation  is  registered as an
                   investment company under the 1940 Act and such registration with the SEC as an investment company under the 1940 Act is in full force and effect.

                 Such opinion:  (a) shall state that while such counsel have not verified, and are not passing upon and do not assume responsibility for, the accuracy, completeness, or fairness of any portion of the Form N-14 Registration Statement relating to the Reorganization or any amendment thereof or supplement thereto, they have generally reviewed and discussed certain information included therein with respect to the Acquiring Fund and the Acquiring Corporation with certain officers of the Acquiring Corporation and that in the course of such review and discussion no facts came to the attention of such counsel which caused them to believe that, on the respective effective or clearance dates of the Form N-14 Registration Statement and any amendment thereof or supplement thereto and only insofar as they relate to information with respect to the Acquiring Corporation and the Acquiring Fund, the Form N-14 Registration Statement or any amendment thereof or supplement thereto contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (b) shall state that such counsel does not express any opinion or belief as to the financial statements, other financial data, statistical data, or information relating to the Acquiring Corporation or the Acquiring Fund contained or incorporated by reference in the Form N-14 Registration Statement; and (c) shall state that such opinion is solely for the benefit of the Selling Corporation and its Board of Directors and officers.

                  In giving such opinion, Godfrey & Kahn, S.C. may rely upon officers' certificates and certificates of public officials.

                  3. After giving effect to the transactions contemplated by this Agreement, the Acquiring Fund on the Closing Date will be in compliance with Rule 2a-7 under the 1940 Act.

     F. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLING FUND AND THE ACQUIRING FUND. The obligations of the Selling Fund and the Acquiring Fund to effectuate this Agreement shall be subject to the satisfaction of each of the following conditions as of the Effective Time:

                  1. Any authority from the SEC as may be necessary to permit the parties to carry out the transactions contemplated by this Agreement shall have been received.

                  2. The Registration Statement on Form N-1A of the Acquiring Fund shall be effective under the 1933 Act, and, to the best knowledge of the Acquiring Fund, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

                  3. The Acquiring Fund has filed all documents and paid all fees required to permit its shares to be offered to the public in all states of the United States, the Commonwealth of Puerto Rico and the District of Columbia (except where such qualifications are not required) so as to permit the transfer contemplated by this Agreement to be consummated.

                  4. The Selling Fund and Acquiring Fund shall have received on or before the Effective Time an opinion of Morgan, Lewis & Bockius LLP satisfactory to the Selling Fund and the Acquiring Fund substantially to the effect that the Reorganization, as a tax-free reorganization within the meaning of Section 368(a)(1) of the Code, will have the following federal income tax consequences for Selling Fund shareholders, the Selling Fund, and the Acquiring Fund:

                           (a) No gain or loss will be recognized by the Selling Fund upon the transfer of its assets in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Selling Fund's stated liabilities;

                           (b) No gain or loss will be recognized by the Acquiring Fund on its receipt of the Selling Fund's assets in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Selling Fund's liabilities;

                           (c) The basis of the Selling Fund's assets in the Acquiring Fund's hands will be the same as the basis of those assets in the Selling Fund's hands immediately before the Reorganization;

                           (d) The Acquiring Fund's holding period for the assets transferred to the Acquiring Fund by the Selling Fund will include the holding period of those assets in the Selling Fund's hands immediately before the Reorganization;

                           (e) No gain or loss will be recognized by the Selling Fund on the distribution of Acquiring Fund Shares to the Selling Fund's shareholders in exchange for Selling Fund Shares;

                           (f) No gain or loss will be recognized by the Selling Fund's shareholders as a result of the Selling Fund's distribution of Acquiring Fund Shares to the Selling Fund's shareholders in exchange for the Selling Fund's shareholders' Selling Fund Shares;

                           (g) The basis of the Acquiring Fund Shares received by the Selling Fund's shareholders will be the same as the basis of that Selling Fund's shareholders' Selling Fund Shares surrendered in exchange therefor; and

                           (h) The holding period of the Acquiring Fund Shares received by the Selling Fund's shareholders will include the Selling Fund's shareholders' holding period for the Selling Fund's shareholders' Selling Fund Shares surrendered in exchange for the Acquiring Fund Shares, provided that the Selling Fund Shares were held as capital assets on the date of the Reorganization.

                  5. This Agreement, the Reorganization, and the Articles Amendment contemplated by this Agreement shall have been approved by the shareholders of the Selling Fund, in the manner required under the Wisconsin Statutes.

                  6. The Board of Directors of the Acquiring Corporation, at a meeting duly called for such purpose, shall have authorized the issuance by the Acquiring Fund of Acquiring Fund Shares at the Effective Time in exchange for the assets of the Selling Fund pursuant to the terms and provisions of this Agreement.

     G. EFFECTIVE TIME OF THE REORGANIZATION. The exchange of the Selling Fund's assets for corresponding Acquiring Fund Shares shall be effective at 5:00 p.m., Central Time ("Effective Time") on May 31, 2002 ("Closing Date"), or at such other time and date as fixed by the mutual consent of the parties.

         H. TERMINATION. This Agreement and the transactions contemplated by this Agreement may be terminated and abandoned with respect to the Acquiring Fund and/or the Selling Fund, without penalty, by resolution of the Board of Directors of the Acquiring Corporation or the Selling Corporation, respectively, or at the discretion of any duly authorized officer of either Corporation, at any time prior to the Effective Time, if circumstances should develop that, in the opinion of such Board or officer, make proceeding with the Agreement inadvisable. In the event of any such termination, there shall be no liability for damages on the part of the Acquiring Fund, the Selling Fund, the Acquiring Corporation, or the Selling Corporation, or their respective Boards of Directors or officers.

         I. AMENDMENT AND WAIVER. This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties; pROVIDED THAT, no amendment may have the effect of changing the provisions for determining the number or value of Acquiring Fund Shares to be paid to the Selling Fund's shareholders under this Agreement to the detriment of the Selling Fund's shareholders without their further approval. Furthermore, either party may waive any breach by the other party or the failure to satisfy any of the conditions to its obligations (this waiver must be in writing and authorized by the President, if any, or any Vice President of the waiving party with or without the approval of the party's shareholders).

         J.       INDEMNIFICATION.

                  1. The Acquiring Fund shall indemnify, defend and hold harmless the Selling Fund, its directors, officers, employees and agents against all losses, claims, demands, liabilities and expenses, including reasonable legal and other expenses incurred in defending third party claims, actions, suits or proceedings, arising from any breach by the Acquiring Fund of its representations, warranties, covenants or agreements set forth in this Agreement.

                  2. The Selling Fund, with respect to any claim asserted prior to the Effective Time, shall indemnify, defend and hold harmless the Acquiring Fund, its directors, officers, employees and agents against all losses, claims, demands, liabilities and expenses, including reasonable legal and other expenses incurred in defending third party claims, actions, suits or proceedings, arising from breach by the Selling Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

     K. FEES AND EXPENSES. Each Fund shall be solely liable for its own expenses incurred in connection with entering into and carrying out the transactions contemplated by this Agreement, whether or not the transactions contemplated hereby are consummated.

         L.       HEADINGS, COUNTERPARTS, ASSIGNMENT.

                  1. The article and paragraph headings contained in this Agreement are for reference purposes only and are not intended to effect in any way the meaning or interpretation of this Agreement.

               2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

                  3. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, but no assignment or transfer of any rights or obligations shall be made by any party without the written consent of the other party. Nothing in this Agreement expressed or implied is intended nor shall be construed to confer upon or give any person, firm or corporation (other than the parties and their respective successors and assigns) any rights or remedies under or by reason of this Agreement.

         M. ENTIRE AGREEMENT. The Acquiring Fund and Selling Fund agree that neither party has made any representation, warranty or covenant not set forth in this Agreement and that this Agreement constitutes the entire agreement between the parties. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant to this Agreement or in connection with this Agreement shall survive the consummation of the transactions contemplated under this Agreement.

     N. FURTHER ASSURANCES. The Acquiring Fund and Selling Fund shall take such further action as may be necessary or desirable and proper to consummate the transactions contemplated by this Agreement.

         O. BINDING NATURE OF AGREEMENT. As provided in the Selling Corporation's and Acquiring Corporation's Bylaws, as amended and supplemented to date, this Agreement was executed by the undersigned officers of the Selling Corporation, on behalf of the Selling Fund, and the Acquiring Corporation, on behalf of the Acquiring Fund, as officers and not individually. The obligations of this Agreement are not binding upon the undersigned officers individually, but are binding only upon the assets and property of the Selling Fund and Acquiring Fund. Moreover, no class or series of the Selling Corporation and Acquiring Corporation shall be liable for the obligations of any other classes or series of the Selling Corporation and Acquiring Corporation, respectively.

     P. GOVERNING LAW. This Agreement shall be governed and construed in accordance with the laws of the State of Wisconsin.


STRONG HERITAGE RESERVE SERIES, INC.,      STRONG MONEY MARKET FUND, INC.,
ON BEHALF OF STRONG INVESTORS MONEY FUND   ON BEHALF OF STRONG MONEY MARKET FUND


---------------------------------------    -------------------------------------
[Name, Title]                              Name, Title]

                 ANNEX 1 TO AGREEMENT AND PLAN OF REORGANIZATION

                          TO BE EFFECTIVE MAY 31, 2002

                     AMENDMENT TO ARTICLES OF INCORPORATION
                                       OF
                      STRONG HERITAGE RESERVE SERIES, INC.

         The undersigned Secretary of Strong Heritage Reserve Series, Inc. ("Corporation"), hereby certifies that, in accordance with Section 180.1003 of the Wisconsin Statutes, the following amendment was duly adopted by the Board of Directors of the Corporation on February 1, 2002, and approved by its shareholders on May 3, 2002 in order to terminate the outstanding shares of the Strong Investors Money Fund in connection with a reorganization effected pursuant to the terms of the Agreement and Plan of Reorganization between the Corporation and the Strong Money Market Fund, Inc., attached hereto as Exhibit A ("Agreement").

     "1. Paragraph A of Article IV is hereby amended by deleting Paragraph A thereof and inserting the following as a new paragraph:

     `A. The Corporation shall have the authority to issue an indefinite number of shares of Common Stock with a par value of $.00001 per share. Subject to the following paragraph the authorized shares are classified as follows:

         CLASS                                       SERIES            AUTHORIZED NUMBER OF SHARES

         Strong Heritage Money Fund                  Investor                   Indefinite
                                                     Advisor                    Indefinite
                                                     Institutional              Indefinite'"

     2. Article IV of the Amended and Restated Articles of Incorporation is hereby amended by adding a new paragraph, labeled Paragraph J, and inserting the following language:

     "J. On the Closing Date (as defined in the Agreement), each outstanding share of Common Stock of the Strong Investors Money Fund shall be deemed canceled and restored to the status of authorized but unissued shares, and shall be automatically converted into the right to receive Strong Money Market Fund shares in accordance with the terms of the Agreement. Certificates representing shares of the Strong Investors Money Fund shall be surrendered at the time and in the manner set forth in the Agreement. Any such certificates that remain outstanding on the Closing Date shall be deemed to be automatically canceled, and shares represented by such certificates shall be restored to the status of authorized but unissued shares, and shall be automatically converted as noted above."

                  Executed in duplicate this ______ day of _________, 2002.


                                            STRONG HERITAGE RESERVE SERIES, INC.



                                                   By:__________________________
                                                   Richard W. Smirl
                                                   Secretary

This instrument was drafted by:

Kerry A. Jung
Strong Capital Management, Inc.
100 Heritage Reserve
Menomonee Falls, Wisconsin 53051

                                    EXHIBIT B

                   MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

         The following are excerpts from the Annual Reports of the Strong Investors Money Fund and the Strong Money Market Fund for the fiscal year ended October 31, 2001.

STRONG INVESTORS MONEY FUND

         YOUR FUND'S APPROACH

         The Strong Investors Money Fund seeks current income, a stable share price, and daily liquidity. The Fund is managed to provide attractive yields and a stable share price of $1.00. The Fund invests in a portfolio of high-quality, short-term debt securities issued by corporations, banks, and other financial institutions. The Fund is designed for investors who are just starting to build a diversified portfolio. The maximum investment in the Fund is $50,000.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY.

AVERAGE ANNUAL TOTAL RETURN                          YIELD SUMMARY
AS OF 10-31-01                                       AS OF 10-31-01

1-year            4.86%                          7-day current yield       2.60%

3-year            5.50%                          7-day effective yield     2.64%

Since Inception   5.56%                          AVERAGE EFFECTIVE MATURITY
(1-31-98)                                        50 days

PERFORMANCE AND YIELDS ARE HISTORICAL AND DO NOT REPRESENT FUTURE RESULTS. INVESTMENT RETURNS VARY AND YIELDS FLUCTUATE. WE HAD CONTRACTUALLY AGREED TO WAIVE OUR MANAGEMENT FEE AND/OR ABSORB EXPENSES TO KEEP TOTAL EXPENSES THROUGH JULY 1, 2001 AT NO MORE THAN 0.35%. WITHOUT THESE WAIVERS AND/OR ABSORPTIONS, RETURNS AND YIELDS WOULD HAVE BEEN LOWER. YIELDS ARE ANNUALIZED FOR THE 7-DAY PERIOD ENDED 10-31-01. EFFECTIVE YIELDS REFLECT THE COMPOUNDING OF INCOME. SCM HAS TEMPORARILY ABSORBED EXPENSES OF 0.36%. OTHERWISE, THE CURRENT YIELD WOULD HAVE BEEN 2.24% AND THE EFFECTIVE YIELD WOULD HAVE BEEN 2.27%.

Q:  HOW DID YOUR FUND PERFORM?

A: A dramatic decline in short-term interest rates caused the yield of the Strong Investors Money Fund to fall over the course of the past year. Yields on money-market instruments fell sharply in response to the Federal Reserve's aggressive campaign of interest-rate cuts designed to help stimulate the faltering economy. The rate cuts began in the first days of January and continued on a fairly steady pace through August. The Fed's activity accelerated in the wake of the September 11 terrorist attacks in New York and Washington.

Q: WHAT MARKET CONDITIONS, MARKET EVENTS, AND OTHER FACTORS IMPACTED YOUR FUND'S PERFORMANCE?

A: Short-term interest rates plummeted in response to the deteriorating economic environment. The lethargy that began in the summer of 2000 continued, with the rate of economic growth slowing to a crawl in the first three quarters of 2001. The attacks of September 11 almost pushed the struggling economy into a business contraction. As financial markets anticipated the Federal Reserve's shift to a much easier monetary policy, interest rates plunged. These predictions proved to be on target, as the Fed cut its overnight rate targets from the beginning of January through the end of October by a total of 4%, a very aggressive pace. Another 50 basis-point cut came in early November, shortly after the end of this fiscal year.

    Longer-term yields declined as well, though to a lesser extent. In addition to the broad downward shift in yields, the spread between the yields of top-tier securities and those of second-tier paper widened notably, as investors lost their appetite for risk and strongly favored the higher-quality paper. Affected particularly strongly were securities from those industries most at risk from the weakening economy, such as automotive manufacturers.

Q:  WHAT INVESTMENT STRATEGIES AND TECHNIQUES IMPACTED YOUR FUND 'S PERFORMANCE?

A: In an effort to make the most of declining interest rates, we maintained an average maturity of 50 days for the portfolio. This allowed us to slow the pace at which we had to replace maturing, higher-yielding securities with newer, lower-yielding instruments. We also took advantage of short-term anomalies in the marketplace. For example, during periods when overnight yields temporarily rose above the Federal Funds target level, we put more of the Fund's assets in overnight paper. When these anomalies corrected themselves --and when overnight rates were depressed -- we rolled these assets into longer-maturity securities. Sector allocation also played an important role in performances. We maintained a position in callable U.S. agency securities, as these instruments generated good current income along with excellent credit quality. Asset-backed commercial paper obligations continued to hold a significant place in the portfolio. These issues offered not only a premium yield, but also provided important diversification against other holdings. We trimmed, and in some instances eliminated, our allocation to securities from industries most affected by the sluggish economy. These included automakers as well as the financial sector, which may be harmed by rising levels of personal bankruptcies. To balance the Fund's position in somewhat longer securities, we increased our commitment to short-term floating-rate securities, especially those that reset their interest rates on a weekly basis. These "weeklies" generally offered a modest yield premium over short-term commercial paper. In addition, when bundled with "put" provisions that allow the Fund to sell the securities at face value with just seven days' notice, weekly floaters afforded an attractive combination of yield and liquidity.

Q:  WHAT IS YOUR FUTURE OUTLOOK?

A: The U.S. economy appears to have entered a recession. Real economic growth for the last quarter of 2001 is likely to be negative, and we believe the contraction could persist into 2002's first quarter. Given this scenario, we believe the Fed could cut short-term rate targets still further. Accordingly, our strategies in coming months will focus on extracting value in a very low-rate environment. Because in time, recovery does follow recession; however, by the second quarter of next year we need to prepare for the possibility of rising interest rates.

Thank you for your investment in the Strong Investors Money Fund.

JAY N. MUELLER
Portfolio Manager

STRONG MONEY MARKET FUND

         YOUR FUND'S APPROACH

         The Strong Money Market Fund seeks current income, a stable share price, and daily liquidity. The Fund is managed to provide attractive yields and a stable share price of $1.00. The Fund invests in a portfolio of high-quality, short-term debt securities issued by corporations, banks, and other financial institutions.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY.

AVERAGE ANNUAL TOTAL RETURN                     YIELD SUMMARY
AS OF 10-31-01                                  AS OF 10-31-01

1-year            4.48%                         7-day current yield       2.45%

3-year            4.96%                         7-day effective yield     2.48%

5-year            5.10%                         AVERAGE EFFECTIVE MATURITY
                                                59 days
10-year           4.76%

Since Inception   5.74%
(10-22-85)

PERFORMANCE AND YIELDS ARE HISTORICAL AND DO NOT REPRESENT FUTURE RESULTS. INVESTMENT RETURNS VARY AND YIELDS FLUCTUATE. FROM TIME TO TIME, SCM HAS WAIVED ITS MANAGEMENT FEE AND/OR ABSORBED EXPENSES, WHICH HAS RESULTED IN HIGHER RETURNS AND YIELDS. YIELDS ARE ANNUALIZED FOR THE 7-DAY PERIOD ENDED 10-31-01. EFFECTIVE YIELDS REFLECT THE COMPOUNDING OF INCOME. SCM HAS TEMPORARILY ABSORBED EXPENSES OF 0.23%. OTHERWISE, THE CURRENT YIELD WOULD HAVE BEEN 2.22% AND THE EFFECTIVE YIELD WOULD HAVE BEEN 2.24%.

Q:  HOW DID YOUR FUND PERFORM?

A: The Fund's yield has declined since the beginning of the calendar year, as short-term interest rates have fallen dramatically. The Federal Reserve's aggressive easing of monetary policy pushed down overnight rates, and the yields on the money-market instruments followed suit. The series of interest-rate cuts began in early January and continued throughout the year, accelerating sharply following the September 11 terrorist attacks in New York and Washington.

Q: WHAT MARKET CONDITIONS, MARKET EVENTS, AND OTHER FACTORS IMPACTED YOUR FUND 'S PERFORMANCE?

A: Deteriorating economic strength triggered the cuts in short-term interest rates. Continuing a trend that began in the summer of 2000, economic growth slowed to a crawl in the first three quarters of 2001. Even before the September 11 attacks, the economy was teetering on the brink of recession. Those events and their impact almost pushed the economy over the brink and into a business contraction. The cuts in the Federal Funds target rate totaled 4.0% through October 2001. This represents a very aggressive pace of easing. Longer-term yields declined as well, though not by as much as short-term yields. The steeper yield curve resulting from these changes suggests that investors expect the current, extraordinarily low overnight rates to return to more normal levels as the economy moves toward recovery. Another factor affecting yields was a smaller degree of risk tolerance on the part of investors. The spreads between yields on top-tier commercial paper and those in the second tier widened considerably, particularly among those industry sectors (such as automotive manufacturers) most pressured by the economic downturn.

Q:  WHAT INVESTMENT STRATEGIES AND TECHNIQUES IMPACTED YOUR FUND 'S PERFORMANCE?

A: The Fund took advantage of declining rates by maintaining an average maturity of 59 days. This allowed us to reduce the pace at which proceeds from maturing securities had to be reinvested in progressively lower-yielding instruments. The Fund also sought to benefit from short-term anomalies in the money-market yield curve by accumulating larger overnight balances during periods when overnight yields rose above the Federal Funds target level, and rolling those balances further out the yield curve when overnight rates fell lower. In our effort to generate an attractive level of current income consistent with excellent credit quality, we maintained a position in callable U.S. agency securities. We also continued to hold a significant position in asset-backed commercial paper obligations, as they offered both premium yields and desirable diversification. We scaled back, and even eliminated our exposure to securities from companies most vulnerable to a recessionary economy. Balancing the Fund's position in somewhat longer securities -- notably agency issues with one-year maturities -- we increased our position in short-term floating-rate securities, especially those with weekly interest-reset provisions. These "weeklies" generally offered a modest yield premium over short-term commercial paper and, when bundled with `put' provisions allowing the Fund to redeem them at par value on seven days' notice, they represented an attractive combination of yield and liquidity.

Q:  WHAT IS YOUR FUTURE OUTLOOK?

A: Though the data is inconclusive as of this report, it appears likely that the U.S. economy has entered a recession. Real growth for the final quarter of 2001 is likely to be negative, and the contraction may persist into the first quarter of 2002. Further moves by the Fed to stimulate the economy by cutting short-term rate targets are possible. Accordingly, our strategies in coming months will focus on extracting value in a very low interest-rate environment. We are mindful, however, that recovery does follow recession, and by the second quarter of next year we may need to consider preparations for potentially rising interest rates.

Thank you for your investment in the Strong Money Market Fund.

JAY N. MUELLER
Portfolio Manager

                                    EXHIBIT C

               ADDITIONAL INFORMATION ABOUT THE MONEY MARKET FUND
                          AND THE INVESTORS MONEY FUND


MONEY MARKET FUND PERFORMANCE

         The following return information illustrates the performance of the Money Market Fund's Investor Class shares, which is one indication of the risks of investing in the Fund. Please keep in mind that the past performance does not represent how the Fund will perform in the future. The information assumes that you reinvested all dividends and distributions.

CALENDAR YEAR TOTAL RETURNS

---------------------------------
Year         Money Market
---------------------------------
---------------------------------
1992               3.7%
---------------------------------
---------------------------------
1993               2.9%
---------------------------------
---------------------------------
1994               4.0%
---------------------------------
---------------------------------
1995               6.2%
---------------------------------
---------------------------------
1996               5.3%
---------------------------------
---------------------------------
1997               5.3%
---------------------------------
---------------------------------
1998               5.3%
---------------------------------
---------------------------------
1999               4.7%
---------------------------------
---------------------------------
2000               5.9%
---------------------------------
---------------------------------
2001               3.7%
---------------------------------

BEST AND WORST QUARTERLY PERFORMANCE
(DURING THE PERIODS SHOWN ABOVE)

FUND NAME                            BEST QUARTER RETURN                 WORST QUARTER RETURN
------------------------------------ ----------------------------------- -----------------------------------
Money Market Fund                    1.56% (2nd Q 1995)                  0.54% (4th Q 2001)

AVERAGE ANNUAL TOTAL RETURNS
AS OF 12-31-01

FUND/INDEX                              1-YEAR   5-YEAR      10-YEAR           SINCE FUND INCEPTION(1)
MONEY MARKET                            3.74%    4.99%        4.71%             5.70%
Salomon Smith Barney 3-Month
Treasury Bill Index(1)                  4.09%    5.02%        4.70%             5.53%
Lipper Money Market Funds Index(2)      3.80%    4.94%        4.51%             5.50%

(1) OCTOBER 22, 1985.
(2) THE SALOMON SMITH BARNEY 3-MONTH TREASURY BILL INDEX IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF THE AVERAGE YIELD OF THREE-MONTH TREASURY BILLS.
(3)THE LIPPER MONEY MARKET FUNDS INDEX IS AN EQUALLY WEIGHTED PERFORMANCE INDEX OF THE LARGEST QUALIFYING FUNDS IN ITS LIPPER CATEGORY.

MONEY MARKET FUND FINANCIAL HIGHLIGHTS

         This information describes investment performance of the Investor Class shares of the Money Market Fund for the period shown. Certain information reflects financial results for a single Investor Class share outstanding for the entire period. "Total Return" shows how much an investment in the Investor Class shares of the Fund would have increased (or decreased) during the period, assuming you had reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report.

STRONG MONEY MARKET FUND
----------------------------------------------------------------------------------------------------------------------------
                                                     -------------------------
                                                            Year Ended
                                                     -----------------------------------------------------------------------
Selected Per-Share Data (a)                          Oct. 31,  Oct. 31, 2000  Feb. 29,  Feb. 28,     Oct. 31,    Oct. 31,
                                                       2001         (b)         2000    1999 (c)       1998        1997
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                   $1.00       $1.00        $1.00     $1.00         $1.00       $1.00

Income From Investment Operations:

   Net Investment Income                                0.04        0.04         0.05      0.02          0.05        0.05
   Net Realized and Unrealized Losses on Investments     ---         ---          ---       ---           ---       (0.01)
----------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                     0.04        0.04         0.05      0.02          0.05        0.04

Less Distributions:
   From Net Investment Income                           (0.04)      (0.04)       (0.05)    (0.02)        (0.05)      (0.05)
----------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                  (0.04)      (0.04)       (0.05)    (0.02)        (0.05)      (0.05)
----------------------------------------------------------------------------------------------------------------------------
   Capital Contribution                                  ---         ---          ---       ---           ---        0.01
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                          $ 1.00      $ 1.00       $ 1.00     $1.00        $ 1.00      $ 1.00
============================================================================================================================

Ratios and Supplemental Data
----------------------------------------------------------------------------------------------------------------------------
   Total Return                                          +4.5%       +4.0%        +4.8%     +1.5%         +5.3%   +5.3% (d)
   Net Assets, End of Period (In Millions)              $2,028      $2,036       $1,999    $1,926        $1,924      $1,838
   Ratio of Expenses to Average Net Assets Without
   Waivers, Absorptions and Earnings Credits              0.9%        0.8% *       0.8%      0.9% *        0.9%        0.9%
   Ratio of Expenses to Average Net Assets                0.6%        0.7% *       0.7%      0.6% *        0.5%        0.5%
   Ratio of Net Investment Income to Average Net
   Assets                                                 4.4%        5.8% *       4.7%      4.6% *        5.2%        5.2%

* Calculated on an annualized basis
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) In 2000, the Fund changed its fiscal year-end from February to October.
(c) In 1999, the Fund changed its fiscal year-end from October to February.
(d) Had the Advisor not made the capital contribution as noted above, the adjusted total return would have been 4.5% for the year ended October 31, 1997.

PORTFOLIO MANAGER

     JAY N. MUELLER manages both the INVESTORS MONEY FUND and the MONEY MARKET FUND. He is a Chartered Financial Analyst. He joined Strong as a Portfolio Manager in September 1991. He has managed the INVESTORS MONEY FUND since its inception in January 1998 and the MONEY MARKET FUND since September 1991. From 1987 to 1991, Mr. Mueller was employed by R. Meeder & Associates as a securities analyst and Portfolio Manager. Mr. Mueller received his bachelor's degree in economics from the University of Chicago in 1982.

RECENT YIELDS
as of February ___, 2002

----------------------------------------- -------------------------------- -----------------------------------------
FUND                                      7-DAY CURRENT YIELD              7-DAY EFFECTIVE YIELD
----------------------------------------- -------------------------------- -----------------------------------------
----------------------------------------- -------------------------------- -----------------------------------------
Investors Money Fund
Money Market Fund
----------------------------------------- -------------------------------- -----------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION
                                MARCH _____, 2002

                         STRONG MONEY MARKET FUND, INC.
                              100 HERITAGE RESERVE
                        MENOMONEE FALLS, WISCONSIN 53051
                                 1-800-368-3863

         This Statement of Additional Information is not a prospectus but should be read in conjunction with the Proxy Statement/Prospectus dated [ ], 2002 for the Special Meeting of Shareholders of Strong Investors Money Fund to be held on Friday, May 3, 2002. Copies of the Proxy Statement/Prospectus may be obtained at no charge by writing to the Strong Family of Funds at P.O. Box 2936, Milwaukee, Wisconsin 53201, or by calling toll-free at 1-800-368-3863. Unless otherwise indicated, capitalized terms used in this Statement of Additional Information and not otherwise defined have the same meanings as are given to them in the Proxy Statement/Prospectus.

         Further information about the Strong Money Market Fund is contained in and incorporated by reference to the Fund's statement of additional information dated March 1, 2002. The audited financial statements and related independent auditor's report(s) for the Money Market Fund contained in the annual report for the fiscal year ended October 31, 2001 are hereby incorporated by reference insofar as they relate to the Money Market Fund. No other parts of the annual report are incorporated by reference.

         Further information about the Strong Investors Money Fund is contained in and incorporated by reference to the Fund's prospectus and statement of additional information dated March 1, 2002. The audited financial statements and related independent auditor's report(s) for the Investors Money Fund contained in the annual report for the fiscal year ended October 31, 2001 are hereby incorporated by reference insofar as they relate to the Investors Money Fund. No other parts of the annual report are incorporated by reference.

         Each Fund will furnish, without charge, a copy of its most recent Semi-Annual Report succeeding such Annual Report, if any, upon request. Requests should be directed to the Strong Family of Funds at P.O. Box 2936, Milwaukee, Wisconsin 53201 or by calling 1-800-368-3863.


     The date of this Statement of Additional Information is March ______, 2002.

                      PRO FORMA FINANCIAL STATEMENTS OF THE
                STRONG MONEY MARKET FUND AFTER THE REORGANIZATION

                  PRO FORMA SCHEDULE OF INVESTMENTS (UNAUDITED)
                  STRONG MONEY MARKET AND INVESTORS MONEY FUNDS
                                OCTOBER 31, 2001

MONEY MARKET FUND
                 PRINCIPAL YIELD TO MATURITY  AMORTIZED PRINCIPAL YIELD TO  MATURITY AMORTIZED PRINCIPAL YIELD TO MATURITY AMORTIZED
                 AMOUNT    MATURITY DATE (B)  COST      AMOUNT    MATURITY  DATE (B) COST      AMOUNT    MATURITY DATE (B) COST
------------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER
AES Shady Point,
Inc.             $6,000,000 2.35  12/06/01  $5,986,292 $2,870,000 2.35%   12/06/01  $2,863,443 $8,870,000 2.35  12/06/01 $8,849,735
                  8,825,000 2.45  11/20/01   8,813,589                                          8,825,000 2.45  11/20/01  8,813,589
Alliance &
Leicester PLC(a) 21,000,000 2.45  12/20/01  20,929,971  4,000,000 2.45    12/20/01   3,986,661 25,000,000 2.45  12/20/01 24,916,632
Alpine
Securitization
Corporation (a)  10,000,000 2.30  12/20/01   9,968,694  4,400,000 2.30    12/20/01   4,386,226 14,400,000 2.30  12/20/01 14,354,920
                  7,000,000 2.37  11/29/01   6,987,097  1,600,000 2.37    11/29/01   1,597,051  8,600,000 2.37  11/29/01  8,584,148
                  4,500,000 2.39  11/26/01   4,492,531  3,000,000 2.39    11/26/01   2,995,021  7,500,000 2.39  11/26/01  7,487,552
American Honda
Finance Corpor-
ation            17,000,000 2.26  12/05/01  16,963,714  3,000,000 2.26    12/05/01   2,993,597 20,000,000 2.26  12/05/01 19,957,311
Amstel Funding
Corporation (a)  15,000,000 2.51  11/09/01  14,991,633  7,000,000 2.51    11/09/01   6,996,096 22,000,000 2.51  11/09/01 21,987,729
                  4,456,000 2.80   3/08/02   4,411,985                                          4,456,000 2.80   3/08/02  4,411,985
Atlantis One
Funding Corporation
(a)               3,000,000 2.25   2/15/02   2,980,125                                          3,000,000 2.25   2/15/02  2,980,125
                 10,000,000 2.50  11/01/01  10,000,000  2,300,000 2.50    11/01/01   2,300,000 12,300,000 2.50  11/01/01 12,300,000
                                                        7,000,000 2.50    11/26/01   6,987,701  7,000,000 2.50  11/26/01  6,987,701
                  8,000,000 2.53  11/26/01   7,985,944                                          8,000,000 2.53  11/26/01  7,985,944
BNP Paribas
Finance, Inc.     4,000,000 3.56  12/28/01   3,977,453  2,000,000 3.56    12/28/01   1,988,727  6,000,000 3.56  12/28/01  5,966,180
                 19,000,000 3.87  11/19/01  18,963,235  7,000,000 3.87    11/19/01   6,986,455 26,000,000 3.87  11/19/01 25,949,690
Banco Bradesco SA
Grand Cayman
Branch, Series A 13,570,000 3.68  12/28/01  13,490,932  7,000,000 3.68    12/28/01   6,959,213 20,570,000 3.68  12/28/01 20,450,145
Barton Capital
Corporation      10,000,000 2.50  11/09/01   9,994,444  2,900,000 2.50    11/09/01   2,898,389 12,900,000 2.50  11/09/01 12,892,833
Barton Capital
Corporation (a)   8,290,000 2.50  11/15/01   8,281,940  3,950,000 2.50    11/15/01   3,946,160 12,240,000 2.50  11/15/01 12,228,100
Bavaria Universal
Funding Corporation
(a)               3,740,000 2.32  11/27/01   3,733,733                               3,740,000            2.32  11/27/01  3,733,733
                                                        3,700,000 3.42    11/27/01   3,693,800  3,700,000 3.42  11/27/01  3,693,800
                  4,090,000 3.45  11/28/01   4,079,417                                          4,090,000 3.45  11/28/01  4,079,417
                                                        3,000,000 4.07    11/02/01   2,999,661  3,000,000 4.07  11/02/01  2,999,661
Bayerische Hypo-Und
Vereinsbank AG   12,000,000 3.91  11/07/01   11,992,180 3,000,000 3.91    11/07/01   2,998,045 15,000,000 3.91  11/07/01 14,990,225
Blue Ridge Asset
Funding Corpor-
ation             3,317,000 2.46  11/15/01    3,313,827                                         3,317,000 2.46  11/15/01  3,313,827
Blue Ridge Asset
Funding Corporation
(a)              11,769,000 3.00  11/05/01   11,765,254  2,500,000 3.00   11/05/01   2,499,167 14,269,000 3.00  11/05/01 14,264,421
                  8,000,000 3.42  11/08/01    7,994,680  7,200,000 3.42   11/08/01   7,195,212 15,200,000 3.42  11/08/01 15,189,892
Brazos
River/Brazoria
County, Texas
Harbor Navigational
District Revenue  4,000,000 3.61  11/07/01    4,000,000  3,000,000 3.61   11/07/01   3,000,000  7,000,000 3.61  11/07/01  7,000,000
British Aerospace
North America, Inc.
(a)              15,000,000 3.78  11/28/01   14,957,475  5,668,000 3.78   11/28/01   5,651,931 20,668,000 3.78  11/28/01 20,609,406
British Transco
Capital, Inc.(a) 12,000,000 2.65   1/25/02   11,924,917  8,500,000 2.65    1/25/02   8,446,816 20,500,000 2.65   1/25/02 20,371,733
CC, Inc.          5,000,000 2.55  11/05/01    4,998,583                                         5,000,000 2.55  11/05/01  4,998,583
CC, Inc. (a)      4,000,000 3.86  11/09/01    3,996,569  1,575,000 3.86   11/09/01   1,573,649  5,575,000 3.86  11/09/01  5,570,218
CXC, Inc. (a)    12,000,000 2.28  12/11/01   11,969,600  5,000,000 2.28   12/11/01   4,987,333 17,000,000 2.28  12/11/01 16,956,933
                 12,000,000 3.41  12/06/01   11,960,217  4,000,000 3.41   12/06/01   3,986,739 16,000,000 3.41  12/06/01 15,946,956
Calcasieu Parish,
Inc. Louisiana IDB
Environmental
Revenue           9,000,000 2.30   1/10/02    9,000,000                                         9,000,000 2.30   1/10/02  9,000,000
California PCFA
Environmental
Improvement
Revenue          19,000,000 2.40  12/10/01  19,000,000  8,000,000  2.40  12/10/01   8,000,000 27,000,000 2.40  12/10/01 27,000,000
Centric Capital
Corporation (a)   3,800,000 2.30  12/24/01   3,787,133                                         3,800,000 2.30  12/24/01  3,787,133
                                                        4,900,000  2.93  12/12/01   4,883,649  4,900,000 2.93  12/12/01  4,883,649
                  9,100,000 2.93  12/13/01   9,068,893                                         9,100,000 2.93  12/13/01  9,068,893
Chevron UK
Investment PLC   14,000,000 3.63  11/06/01  13,992,942  5,400,000  3.63  11/06/01   5,397,277 19,400,000 3.63  11/06/01 19,390,219
Compass
Securitization LLC
(a)               2,525,000 2.40  11/23/01   2,521,297                                         2,525,000 2.40  11/23/01  2,521,297
                  8,994,000 2.50  11/02/01   8,993,375  3,675,000  2.50  11/02/01   3,674,745 12,669,000 2.50  11/02/01 12,668,120
                  8,000,000 2.85  12/12/01   7,974,033                                         8,000,000 2.85  12/12/01  7,974,033
                  4,164,000 2.95  11/08/01   4,161,611                                         4,164,000 2.95  11/08/01  4,161,611
Cooperative
Association Tractor
Dealers, Inc.:
  Series A                                              2,000,000  2.46  11/16/01   1,997,950  2,000,000 2.46  11/16/01  1,997,950
  Series B                                              1,000,000  2.33  12/18/01     996,958  1,000,000 2.33  12/18/01    996,958
Cooperative
Association Tractor
Dealers, Inc.
Series B          9,000,000 2.44  11/16/01   8,990,850                                         9,000,000 2.44  11/16/01  8,990,850
                  5,000,000 2.47  11/16/01   4,994,854                                         5,000,000 2.47  11/16/01  4,994,854
                                                        3,200,000  2.50  11/08/01    3,198,444 3,200,000 2.50  11/08/01  3,198,444
                  1,500,000 2.52  11/02/01   1,499,895                                         1,500,000 2.52  11/02/01  1,499,895
Credit Suisse First
Boston, Inc. (a) 30,900,000 3.25   1/10/02  30,704,729  7,100,000  3.25   1/10/02   7,055,132 38,000,000 3.25   1/10/02 37,759,861
Danske Corpor-
ation            15,000,000 3.60  12/17/01  14,931,000                                        15,000,000 3.60  12/17/01 14,931,000
                  3,500,000 3.63   3/26/02   3,448,827  1,900,000  3.63   3/26/02    1,872,220 5,400,000 3.63   3/26/02  5,321,047
Delaware Funding
Corporation (a)                                         4,033,000  2.31  12/13/01    4,022,131 4,033,000 2.31  12/13/01  4,022,131
                 11,432,000 2.35  11/27/01  11,412,597                                        11,432,000 2.35  11/27/01 11,412,597
                                                          635,000  2.43  11/19/01      634,228   635,000 2.43  11/19/01    634,228
Enterprise Funding
Corporation (a)   2,000,000 2.27  12/14/01   1,994,577  2,308,000  2.27  12/14/01    2,301,742 4,308,000 2.27  12/14/01  4,296,319
                                                        4,230,000  2.35  12/19/01    4,216,746 4,230,000 2.35  12/19/01  4,216,746
                  8,300,000 2.50  11/07/01   8,296,542                                         8,300,000 2.50  11/07/01  8,296,542
                 10,000,000 2.50  11/08/01   9,995,139  1,050,000  2.50  11/08/01   1,049,490 11,050,000 2.50  11/08/01 11,044,629
Equilon Enterprises
LLC               4,000,000 2.44  11/06/01   3,998,644                                         4,000,000 2.44  11/06/01  3,998,644
                  1,525,000 2.44  11/08/01   1,524,276  2,350,000  2.44  11/08/01   2,348,885  3,875,000 2.44  11/08/01  3,873,161
Erasmus Capital
Corporation       3,371,000 2.72  11/07/01    3,369,595                                        3,371,000 2.72  11/07/01  3,369,595
                 27,000,000 2.94  11/07/01   26,987,100 3,791,000  2.94  11/07/01   3,789,281 30,791,000 2.94  11/07/01 30,776,381
Eureka
Securitization,
Inc.             10,000,000 2.56  11/06/01    9,996,444 3,325,000  2.56  11/06/01   3,323,836 13,325,000 2.56  11/06/01 13,320,280
Eureka
Securitization,
Inc. (a)         20,000,000 3.00  11/21/01   19,966,667 4,600,000  3.00  11/21/01   4,592,333 24,600,000 3.00  11/21/01 24,559,000
Fidex PLC (a     10,000,000 3.67  11/14/01    9,986,747 3,000,000  3.67  11/14/01   2,996,024 13,000,000 3.67  11/14/01 12,982,771
                 10,000,000 3.67  11/15/01    9,985,728                                       10,000,000 3.67  11/15/01  9,985,728
Formosa Plastics
Corporation USA   9,000,000 2.28  12/18/01    8,973,210 3,700,000  2.28  12/18/01   3,688,986 12,700,000 2.28  12/18/01 12,662,196
                  5,000,000 2.90  11/14/01    4,994,764 3,000,000  2.90  11/14/01   2,996,858  8,000,000 2.90  11/14/01  7,991,622
Forrestal Funding
Master Trust (a) 10,000,000 2.41  11/30/01    9,980,586 5,435,000  2.41  11/30/01   5,424,449 15,435,000 2.41  11/30/01 15,405,035
Fountain Square
Commercial
Corporation (a)   5,000,000 2.29  11/29/01    4,991,094 1,037,000  2.29  11/29/01   1,035,153  6,037,000 2.29  11/29/01  6,026,247
                                                        1,852,000  2.30  12/17/01   1,846,557  1,852,000 2.30  12/17/01  1,846,557
                  1,500,000 2.40  12/07/01    1,496,400                                        1,500,000 2.40  12/07/01  1,496,400
                  3,448,000 2.43  11/16/01    3,444,509                                        3,448,000 2.43  11/16/01  3,444,509
                  8,000,000 3.55  11/01/01    8,000,000 4,000,000  3.55  11/01/01   4,000,000 12,000,000 3.55  11/01/01 12,000,000
                                                        1,116,000  3.90  11/26/01   1,112,978  1,116,000 3.90  11/26/01  1,112,978
GOVCO, Inc. (a)  13,330,000 2.28   1/18/02   13,264,150 6,000,000  2.28   1/18/02   5,970,360 19,330,000 2.28   1/18/02 19,234,510
Galaxy Funding,
Inc. (a)         12,992,000 3.43  12/27/01   12,922,680                                       12,992,000 3.43  12/27/01 12,922,680
                  5,000,000 3.54  12/20/01    4,975,908 3,000,000  3.54  12/20/01   2,985,545  8,000,000 3.54  12/20/01  7,961,453
General Electric
Capital
Corporation       8,300,000 2.76  12/17/01    8,270,729 1,550,000  2.76  12/17/01   1,544,534  9,850,000 2.76  12/17/01  9,815,263
                                                        1,200,000  3.33  12/24/01   1,194,117  1,200,000 3.33  12/24/01  1,194,117
                 14,500,000 4.04  12/28/01   14,407,248                                       14,500,000 4.04  12/28/01 14,407,248
Goldman Sachs Group
LP                                                      5,700,000  3.92  11/9/01    5,695,034  5,700,000 3.92  11/9/01   5,695,034
                 26,100,000 4.20  11/09/01   26,075,504                                       26,100,000 4.20  11/09/01 26,075,504
Greenwich Funding
Corporation (a)  23,800,000 3.30  12/07/01   23,721,460 1,700,000  3.30  12/07/01   1,694,390 25,500,000 3.30  12/07/01 25,415,850
                  7,000,000 3.66  12/10/01    6,972,245 4,083,000  3.66  12/10/01   4,066,811 11,083,000 3.66  12/10/01 11,039,056
Gulf Coast IDA
Environmental
Facilities
Revenue           2,500,000 3.60  11/07/01    2,500,000 2,500,000  3.60  11/07/01   2,500,000  5,000,000 3.60  11/07/01  5,000,000
Gulf Coast Waste
Disposal Authority
PCR               9,000,000 3.47  11/13/01    9,000,000 3,020,000  3.47  11/13/01   3,020,000 12,020,000 3.47  11/13/01 12,020,000
Halifax PLC      18,000,000 3.83  11/13/01   17,977,020                                       18,000,000 3.83  11/13/01 17,977,020
Henkel Corporation
(a)               4,000,000 2.35  12/10/01    3,989,817                                        4,000,000 2.35  12/10/01  3,989,817
                  4,000,000 3.30   2/07/02    3,964,067                                        4,000,000 3.30   2/07/02  3,964,067
                 19,300,000 3.53  11/06/01   19,290,538                                       19,300,000 3.53  11/06/01 19,290,538
ING America
Insurance Holdings,
Inc.             11,000,000 2.22   1/30/02   10,938,950                                       11,000,000 2.22   1/30/02 10,938,950
                  5,000,000 2.36   1/18/02    4,974,433                                        5,000,000 2.36   1/18/02  4,974,433
                  9,000,000 2.36   1/23/02    8,951,030                                        9,000,000 2.36   1/23/02  8,951,030
KFW International
Finance, Inc.     4,000,000 2.95  11/14/01    3,995,739                                        4,000,000 2.95  11/14/01  3,995,739
                  3,000,000 3.75  12/03/01    2,990,000 1,500,000  3.75  12/03/01   1,495,000  4,500,000 3.75  12/03/01  4,485,000
                  4,300,000 3.83  11/05/01    4,298,170 2,875,000  3.83  11/05/01   2,873,777  7,175,000 3.83  11/05/01  7,171,947
K2 USA LLC (a)    8,500,000 2.53  11/19/01    8,489,247 5,000,000  2.53  11/19/01   4,993,675 13,500,000 2.53  11/19/01 13,482,922
                  3,000,000 2.60   3/07/02    2,972,700                                        3,000,000 2.60   3/07/02  2,972,700
                  2,200,000 4.10  11/13/01    2,196,993 2,000,000  4.10  11/13/01   1,997,267  4,200,000 4.10  11/13/01  4,194,260
KZH-KMS Corporation
(a)              21,000,000 2.38  12/12/01   20,943,317 9,200,000  2.38  12/12/01   9,175,121 30,200,000 2.38  12/12/01 30,118,438
Kittyhawk Funding
Corporation (a)  18,600,000 2.50  11/05/01   18,594,833                                       18,600,000 2.50  11/05/01 18,594,833
                  5,000,000 3.45  11/09/01    4,996,167 2,000,000  3.45  11/09/01   1,998,467  7,000,000 3.45  11/09/01  6,994,634
Landesbank
Schleswig-Holstein
Girozentrale (a) 18,750,000 4.09  11/02/01   18,747,872 1,250,000  4.09  11/02/01   1,249,858 20,000,000 4.09  11/02/01 19,997,730
Leland Stanford
Junior University 5,000,000 2.47  11/07/01    4,997,942                                        5,000,000 2.47  11/07/01  4,997,942
Liberty Street
Funding Corporation
(a)               4,358,000 2.34  11/28/01    4,350,352                                        4,358,000 2.34  11/28/01  4,350,352
                  2,700,000 2.43  11/13/01    2,697,813 5,000,000  2.43  11/13/01   4,995,950  7,700,000 2.43  11/13/01  7,693,763
                  5,880,000 3.42  11/14/01    5,872,738 2,000,000  3.42  11/14/01   1,997,530  7,880,000 3.42  11/14/01  7,870,268
Links Finance LLC
(a)              11,500,000 3.26  12/03/01   11,466,676                                       11,500,000 3.26  12/03/01 11,466,676
                  6,000,000 3.83  11/30/01    5,981,488 2,867,000  3.83  11/30/01   2,858,155  8,867,000 3.83  11/30/01  8,839,643
Lloyds Bank PLC  10,200,000 3.70  11/19/01   10,181,130 5,800,000  3.70  11/19/01   5,789,270 16,000,000 3.70  11/19/01 15,970,400
Long Island College
Hospital         10,000,000 2.30   1/23/02    9,946,972                                       10,000,000 2.30   1/23/02  9,946,972
                  5,700,000 2.48   1/10/02    5,672,513                                        5,700,000 2.48   1/10/02  5,672,513
MGIC Investment
Corporation (a)  12,400,000 2.54  11/08/01   12,393,876                                       12,400,000 2.54  11/08/01 12,393,876
                  5,000,000 2.67  11/01/01    5,000,000 4,200,000  2.67  11/01/01   4,200,000  9,200,000 2.67  11/01/01  9,200,000
Market Street
Funding Corporation
(a)              22,000,000 2.49  11/16/01   21,977,175 9,400,000  2.49  11/16/01   9,390,248 31,400,000 2.49  11/16/01 31,367,423
Marmon Holdings,
Inc. (a)          5,000,000 2.25   1/29/02    4,972,188                                        5,000,000 2.25   1/29/02  4,972,188
                  7,000,000 2.37  12/20/01    6,977,419                                        7,000,000 2.37  12/20/01  6,977,419
                  4,592,000 2.53  12/19/01    4,576,510                                        4,592,000 2.53  12/19/01  4,576,510
                  4,000,000 2.95  11/02/01    3,999,672 2,000,000  2.95  11/02/01   1,999,836  6,000,000 2.95  11/02/01  5,999,508
Marshall & Ilsley
Corporation      16,000,000 3.45  11/05/01   15,993,867 6,100,000  3.45  11/05/01   6,097,662 22,100,000 3.45  11/05/01 22,091,529
Morgan Stanley,
Dean Witter &
Company                                                 9,000,000  3.88  11/20/01   8,981,570  9,000,000 3.88  11/20/01  8,981,570
Monsanto Company  5,000,000 2.23   4/22/02    4,946,728                                        5,000,000 2.23   4/22/02  4,946,728
                 23,500,000 3.88  11/20/01   23,451,877                                       23,500,000 3.88  11/20/01 23,451,877
Moriarty,
Ltd./Moriarty LLC
(a)              13,100,000 2.80  12/18/01   13,052,112 2,100,000  2.80  12/18/01   2,092,323 15,200,000 2.80  12/18/01 15,144,435
                  2,000,000 3.42  11/26/01    1,995,250                                        2,000,000 3.42  11/26/01  1,995,250
Nationwide Building
Society           6,000,000 3.54  12/21/01    5,970,500 1,095,000  3.54  12/21/01   1,089,616  7,095,000 3.54  12/21/01  7,060,116
Nordea North
America, Inc.     8,400,000 2.32   1/07/02    8,363,731                                        8,400,000 2.32   1/07/02  8,363,731
                 13,000,000 3.75  12/03/01   12,956,667 2,500,000  3.75  12/03/01   2,491,667 15,500,000 3.75  12/03/01 15,448,334
North Coast Funding
LLC (a)           7,000,000 2.26  12/21/01    6,978,028 3,000,000  2.26  12/21/01   2,990,583 10,000,000 2.26  12/21/01  9,968,611
                  3,000,000 2.53  11/05/01    2,999,157 2,000,000  2.53  11/05/01   1,999,438  5,000,000 2.53  11/05/01  4,998,595
Oakland-Alameda
County, California
Coliseum Authrity
Lease Revenue    20,600,000 2.42  12/06/01   20,600,000 7,600,000  2.42  12/06/01   7,600,000 28,200,000 2.42  12/06/01 28,200,000
                  8,550,000 3.53  11/05/01    8,550,000 4,000,000  3.53  11/05/01   4,000,000 12,550,000 3.53  11/05/01 12,550,000
                 17,150,000 3.60  11/07/01   17,150,000 3,825,000  3.60  11/07/01   3,825,000 20,975,000 3.60  11/07/01 20,975,000
Ohio Solid Waste
Revenue                                                 4,000,000  2.46  11/14/01   4,000,000  4,000,000 2.46  11/14/01  4,000,000
Oklahoma Industrial
Finance
Authority        10,000,000 3.73  11/01/01   10,000,000 5,335,000  3.73  11/01/01   5,335,000 15,335,000 3.73  11/01/01 15,335,000
Old Line Funding
Corporation (a)   4,518,000 2.24   1/04/02    4,500,008 3,000,000  2.24   1/04/02   2,988,053  7,518,000 2.24   1/04/02  7,488,061
                  5,000,000 2.45  11/16/01    4,994,896                                        5,000,000 2.45  11/16/01  4,994,896
                  1,783,000 2.46  11/09/01    1,782,025                                        1,783,000 2.46  11/09/01  1,782,025
                  5,439,000 2.47  11/15/01    5,433,776                                        5,439,000 2.47  11/15/01  5,433,776
                  3,309,000 2.50  11/01/01    3,309,000 1,000,000  2.50  11/01/01   1,000,000  4,309,000 2.50  11/01/01  4,309,000
                  7,000,000 2.50  11/07/01    6,997,083 5,000,000  2.50  11/07/01   4,997,917 12,000,000 2.50  11/07/01 11,995,000
Parthenon
Receivables Funding
LLC                                                     1,840,000  2.35   1/14/02   1,831,112  1,840,000 2.35   1/14/02  1,831,112
                  3,049,000 2.48  11/19/01    3,045,219                                        3,049,000 2.48  11/19/01  3,045,219
Parthenon
Receivables Funding
LLC (a)          12,300,000 2.22   1/25/02   12,235,528                                       12,300,000 2.22   1/25/02 12,235,528
                  4,000,000 2.33  12/21/01    3,987,056                                        4,000,000 2.33  12/21/01  3,987,056
                  8,138,000 3.57  11/26/01    8,122,755                                        8,138,000 3.57  11/26/01  8,122,755
                  2,850,000 3.90  11/13/01    2,846,295                                        2,850,000 3.90  11/13/01  2,846,295
Peacock Funding
Corporation       5,809,000 2.52  11/19/01    5,801,681                                        5,809,000 2.52  11/19/01  5,801,681
Peacock Funding
Corporation (a)   9,292,000 2.27  12/14/01    9,266,806                                        9,292,000 2.27  12/14/01  9,266,806
                                                        2,303,000  2.33  12/11/01   2,297,038  2,303,000 2.33  12/11/01  2,297,038
                  3,400,000 2.48  12/12/01    3,390,397 3,500,000  2.48  12/12/01   3,490,114  6,900,000 2.48  12/12/01  6,880,511
                  7,708,000 2.55  11/06/01    7,705,270                                        7,708,000 2.55  11/06/01  7,705,270
Pennine Funding LLC
(a)              11,300,000 2.41   1/04/02   11,251,586 3,300,000  2.41   1/04/02   3,285,861 14,600,000 2.41   1/04/02 14,537,447
                  9,000,000 3.37  12/04/01    8,972,198 6,200,000  3.37  12/04/01   6,180,847 15,200,000 3.37  12/04/01 15,153,045
Repeat Offering
Securitisation
Entity, Inc. (a) 13,071,000 2.18   1/28/02   13,001,346 1,650,000  2.18   1/28/02   1,641,207 14,721,000 2.18   1/28/02 14,642,553
Rio Tinto
Commercial Paper,
Ltd. (a)         30,900,000 2.48   1/11/02   30,748,865 4,100,000  2.48   1/11/02   4,079,946 35,000,000 2.48   1/11/02 34,828,811
Salomon Smith
Barney Holdings,
Inc.             12,000,000 2.50  11/01/01   12,000,000 4,000,000  2.50  11/01/01   4,000,000 16,000,000 2.50  11/01/01 16,000,000
                  6,400,000 2.50  11/06/01    6,397,778                                        6,400,000 2.50  11/06/01  6,397,778
Scaldis Capital
Ltd./Scaldis
Capital LLC (a)   7,131,000 2.12   1/30/02    7,093,206                                        7,131,000 2.12   1/30/02  7,093,206
                  6,000,000 2.37  12/03/01    5,987,360 3,802,000  2.37  12/03/01   3,793,990  9,802,000 2.37  12/03/01  9,781,350
                 10,428,000 3.71  11/30/01   10,396,827                                       10,428,000 3.71  11/30/01 10,396,827
Sigma Finance, Inc.
(a)                                                     2,575,000  3.56   1/07/02   2,557,939  2,575,000 3.56   1/07/02  2,557,939
                  4,000,000 3.56   1/17/02    3,969,542                                        4,000,000 3.56   1/17/02  3,969,542
                  4,000,000 3.88  11/14/01    3,994,396 2,600,000  3.88  11/14/01   2,596,357  6,600,000 3.88  11/14/01  6,590,753
Society of New York
Hospital Fund,
Inc.              6,000,000 2.35   1/11/02    5,972,192 4,400,000  2.35   1/11/02   4,379,607 10,400,000 2.35   1/11/02 10,351,799
Spintab-Swedmortgage
AB                8,000,000 3.36  12/07/01    7,973,120 3,700,000  3.36  12/07/01   3,687,568 11,700,000 3.36  12/07/01 11,660,688
Stellar Funding
Group, Inc. (a)  10,000,000 2.27  12/27/01    9,964,689 4,550,000  2.27  12/27/01   4,533,933 14,550,000 2.27  12/27/01 14,498,622
                  3,886,000 2.45  12/26/01    3,871,593                                        3,886,000 2.45  12/26/01  3,871,593
                  7,972,000 3.61  12/21/01    7,932,029 4,000,000  3.61  12/21/01   3,979,944 11,972,000 3.61  12/21/01 11,911,973
Sunflowers Funding
Corporation (a)                                         3,400,000  2.52  11/09/01   3,398,096  3,400,000 2.52  11/09/01  3,398,096
                 26,300,000 3.55  11/01/01   26,300,000 4,450,000  3.55  11/01/01   4,450,000 30,750,000 3.55  11/01/01 30,750,000
Svenska
Handelsbank, Inc. 9,000,000 2.17   1/02/02    8,966,365 5,000,000  2.17   1/02/02   4,981,314 14,000,000 2.17   1/02/02 13,947,679
                 13,000,000 3.70  12/13/01   12,943,883                                       13,000,000 3.70  12/13/01 12,943,883
Sweetwater Capital
Corporation (a)   6,437,000 2.16   1/29/02    6,402,626                                        6,437,000 2.16   1/29/02  6,402,626
                  6,000,000 2.30   1/22/02    5,968,567 5,000,000  2.30   1/22/02   4,973,806 11,000,000 2.30   1/22/02 10,942,373
                  2,286,000 3.76  12/04/01    2,279,085 1,015,000  3.76  12/04/01   1,011,502  3,301,000 3.76  12/04/01  3,290,587
                  1,782,000 3.76  12/10/01    1,774,741                                        1,782,000 3.76  12/10/01  1,774,741
Swiss RE Financial
Products
Corporation (a)   2,900,000 3.56  11/09/01    2,897,706                                        2,900,000 3.56  11/09/01  2,897,706
Sydney Capital,
Inc. (a)          4,600,000 2.40  12/12/01    4,587,689                                        4,600,000 2.40  12/12/01  4,587,689
                 16,000,000 2.52  11/05/01   15,995,520 9,000,000  2.52  11/05/01  8,997,480  25,000,000 2.52  11/05/01 24,993,000
Toyota Credit
Puerto Rico
Corporation       2,700,000 2.50  11/08/01    2,698,688 8,875,000  2.50  11/08/01  8,870,685  11,575,000 2.50  11/08/01 11,569,373
Triple-A-One
Funding Corporation
(a)               6,083,000 2.25  12/20/01    6,064,371 3,200,000  2.25  12/20/01  3,190,200   9,283,000 2.25  12/20/01  9,254,571
                  2,007,000 2.42  11/13/01    2,005,381                                        2,007,000 2.42  11/13/01  2,005,381
                 14,900,000 2.50  11/09/01   14,891,722 5,884,000  2.50  11/09/01  5,880,731  20,784,000 2.50  11/09/01 20,772,453
                  5,632,000 2.51  11/08/01    5,629,251                                        5,632,000 2.51  11/08/01  5,629,251
Tulip Funding
Corporation (a)   2,000,000 3.92  11/15/01    1,996,951 1,145,000  3.92  11/15/01  1,143,255   3,145,000 3.92  11/15/01  3,140,206
UBN, Inc.        30,800,000 3.30  12/05/01   30,704,007                                       30,800,000 3.30  12/05/01 30,704,007
UBS Finance, Inc. 6,800,000 3.55  12/17/01    6,769,154 6,900,000  3.55  12/17/01  6,868,701  13,700,000 3.55  12/17/01 13,637,855
                  5,000,000 3.84  11/08/01    4,996,267                                        5,000,000 3.84  11/08/01  4,996,267
US Bancorp (a)   15,000,000 3.56  12/31/01   14,911,000 5,000,000  3.56  12/31/01  4,970,333  20,000,000 3.56  12/31/01 19,881,333
                  7,000,000 3.65  11/16/01    6,989,354 3,000,000  3.65  11/16/01  2,995,438  10,000,000 3.65  11/16/01  9,984,792
USAA Capital
Corporation       8,500,000 3.83  11/19/01    8,483,723                                        8,500,000 3.83  11/19/01  8,483,723
Verizon Global
Funding Corporation
(a)              20,000,000 2.43   2/05/02   19,870,400 9,000,000  2.43   2/05/02  8,941,680  29,000,000 2.43   2/05/02 28,812,080
Waterfront Funding
Corporation (a)   8,000,000 2.35  12/18/01    7,975,456 2,093,000  2.35  12/18/01  2,086,579  10,093,000 2.35  12/18/01 10,062,035
                                                        3,000,000  3.50  11/13/01  2,996,500   3,000,000 3.50  11/13/01  2,996,500
                  8,000,000 3.90  11/26/01    7,978,333 4,000,000  3.90  11/26/01  3,989,167  12,000,000 3.90  11/26/01 11,967,500
West Baton Rouge
Parish, Louisiana
Industrial District
Number 3 Revenue  8,000,000 2.46  11/15/01    8,000,000 2,950,000  2.46  11/15/01  2,950,000  10,950,000 2.46  11/15/01 10,950,000
Whiting, Indiana
Industrial Sewage
and Solid Waste
Disposal Revenue 14,000,000 2.45  11/20/01   14,000,000 6,900,000  2.45  11/20/01  6,900,000  20,900,000  2.45 11/20/01 20,900,000
Windmill Funding
Corporation (a)   5,000,000 2.20   1/03/02    4,980,750 2,000,000  2.20   1/03/02  1,992,300   7,000,000  2.20  1/03/02  6,973,050
                 10,000,000 2.26  12/20/01    9,969,239 3,000,000  2.26  12/20/01  2,990,772  13,000,000  2.26 12/20/01 12,960,011
                  8,000,000 2.30  11/30/01    7,985,178 4,000,000  2.30  11/30/01  3,992,589  12,000,000  2.30 11/30/01 11,977,767
Yorkshire Building
Society           2,500,000 2.28  12/19/01    2,492,400 2,000,000  2.28  12/19/01  1,993,920   4,500,000  2.28 12/19/01  4,486,320
                  3,750,000 2.42  11/19/01    3,745,463                                        3,750,000  2.42 11/19/01  3,745,463
                  5,000,000 2.55  12/03/01    4,988,667                                        5,000,000  2.55 12/03/01  4,988,667
                    ----------------------------------------------------------------------------------------------------------------
---------------------
TOTAL COMMERCIAL                          1,652,049,746                          487,447,430                         2,139,497,177
PAPER
------------------------------------------------------------------------------------------------------------------------------------

CORPORATE
OBLIGATIONS
Beta Finance, Inc.
Medium-Term Notes,
4.10%, Due 6/11/02
(a)              13,000,000 4.10   6/11/02   13,000,000 5,000,000   4.10  6/11/02  5,000,000  18,000,000  4.10  6/11/02 18,000,000
------------------------------------------------------------------------------------------------------------------------------------
TOTAL CORPORATE                              13,000,000                            5,000,000                            18,000,000
OBLIGATIONS
------------------------------------------------------------------------------------------------------------------------------------

TAXABLE VARIABLE
RATE PUT BONDS
Alabama IDA IDR -
Southern Tool, Inc.
Project           5,000,000 2.50  11/01/01    5,000,000                                        5,000,000  2.50  11/01/01 5,000,000
Alabama Incentives
Financing Authority
Special
Obligation        9,700,000 2.50  11/01/01    9,700,000 4,850,000   2.50 11/01/01  4,850,000  14,550,000  2.50  11/01/01 14,550,000
Alaska HFC        7,000,000 2.55  11/01/01    7,000,000 3,000,000   2.55 11/01/01  3,000,000  10,000,000  2.55  11/01/01 10,000,000
Aurora, Kane &
DuPage Counties,
Illinois IDR      1,280,000 2.56  11/01/01    1,280,000                                        1,280,000  2.56  11/01/01  1,280,000
Botsford General
Hospital Revenue  4,315,000 2.50  11/01/01    4,315,000 1,965,000   2.50 11/01/01  1,965,000   6,280,000  2.50  11/01/01  6,280,000
Colorado HFA      5,000,000 2.50  11/07/01    5,000,000                                        5,000,000  2.50  11/07/01  5,000,000
Community Health
Systems, Inc.     2,350,000 3.00  11/07/01    2,350,000                                        2,350,000  3.00  11/07/01  2,350,000
Concrete Company  1,930,000 2.50  11/01/01    1,930,000 1,170,000   2.50 11/01/01  1,170,000   3,100,000  2.50  11/01/01  3,100,000
Derry Township,
Pennsylvania
Industrial &
Commercial
Development
Authority Facility
Revenue - Giant
Center Project   13,000,000 2.75  11/01/01   13,000,000 4,365,000   2.75 11/01/01  4,365,000  17,365,000  2.75  11/01/01 17,365,000
Franklin Avenue
Associates LP     6,000,000 2.44  11/05/01    6,000,000 3,000,000   2.44 11/05/01  3,000,000   9,000,000  2.44  11/05/01  9,000,000
Geneva Building
LLC/Madison
Building
LLC/Milwaukee
Building LLC                                            1,900,000   2.85 11/01/01  1,900,000   1,900,000 2.85   11/01/01  1,900,000
Headquarters
Partnership, Ltd.
Industrial
Development       3,750,000 2.50  11/01/01   3,750,000  2,415,000   2.50 11/01/01  2,415,000   6,165,000 2.50   11/01/01  6,165,000
Health Midwest
Ventures Group,
Inc.              7,500,000 3.00  11/07/01   7,500,000                                         7,500,000 3.00   11/07/01  7,500,000
Kings Glen
Apartments LLC    3,226,000 2.50  11/01/01   3,226,000  1,219,000   2.50 11/01/01  1,219,000   4,445,000 2.50   11/01/01  4,445,000
Mississippi
Business Finance
Corporation IDR -
Benchcraft
Project           1,300,000 2.50  11/07/01   1,300,000  2,150,000   2.50 11/07/01  2,150,000   3,450,000 2.50   11/07/01  3,450,000
Mississippi
Business Finance
Corporation IDR -
GE Plastics
Project           2,500,000 2.61  11/01/01   2,500,000                                         2,500,000 2.61   11/01/01  2,500,000
Moondance
Enterprises LP                                          2,450,000   2.75 11/01/01  2,450,000   2,450,000 2.75   11/01/01  2,450,000
New Jersey EDA EDR
- MSNBC/CNBC
Project           6,600,000 2.61  11/01/01   6,600,000                                         6,600,000 2.61   11/01/01  6,600,000
Radiation Oncology
Partners LLP      2,475,000 2.50  11/01/01   2,475,000    780,000   2.50 11/01/01    780,000   3,255,000 2.50   11/01/01  3,255,000
T3 Holdings, Inc.
(a)              10,000,000 2.50  11/07/01  10,000,000   3,000,000  2.50 11/07/01  3,000,000  13,000,000 2.50   11/07/01 13,000,000
Thayer Properties
LLC               6,895,000 2.50  11/01/01   6,895,000   3,945,000  2.50 11/01/01  3,945,000  10,840,000 2.50   11/01/01 10,840,000
Tifton Mall, Inc. 3,430,000 2.50  11/01/01   3,430,000                                         3,430,000 2.50   11/01/01  3,430,000
                                                         1,500,000  2.50 11/07/01  1,500,000   1,500,000 2.50   11/07/01  1,500,000
Virginia Health
Services, Inc.    3,000,000 2.50  11/07/01   3,000,000   3,600,000  2.50 11/07/01  3,600,000   6,600,000 2.50   11/07/01  6,600,000
WLB, LLC          2,000,000 2.50  11/01/01   2,000,000                                         2,000,000 2.50   11/01/01  2,000,000
Woodland Park
Apartments LLC    6,930,000 2.50  11/01/01   6,930,000   2,735,000  2.50 11/01/01  2,735,000   9,665,000 2.50   11/01/01  9,665,000
-----------------------------------------        ----------------------------------         ----------------------------------------
                                        ----------                                -----------
TOTAL TAXABLE                              115,181,000                            44,044,000                            159,225,000
VARIABLE RATE PUT
BONDS
------------------------------------------------------------------------------------------------------------------------------------

UNITED STATES
GOVERNMENT & AGENCY
ISSUES
Federal Home Loan
Bank Bonds:
 3.60%, Due 9/19/02 10,000,000 3.60 9/19/02 10,000,000                                        10,000,000 3.60  9/19/02  10,000,000
 3.625%,Due 9/11/02 24,000,000 3.63 9/11/02 24,000,000   6,000,000  3.63  9/11/02  6,000,000  30,000,000 3.63  9/11/02  30,000,000
 3.65%, Due 9/11/02 22,000,000 3.65 9/11/02 22,000,000   8,000,000  3.65  9/11/02  8,000,000  30,000,000 3.65  9/11/02  30,000,000
 4.25%, Due 5/03/02 24,000,000 4.04 5/03/02 24,024,836   3,550,000  4.04  5/03/02  3,553,674  27,550,000 4.04  5/03/02  27,578,510
Federal Home Loan
Mortgage
Corporation
Discount Notes,
Zero %, Due 2/20/02                                      9,337,000  4.35  2/20/02  9,213,207   9,337,000 4.35  2/20/02   9,213,207
                     8,000,000 4.45 2/20/02 7,893,933                                          8,000,000 4.45  2/20/02   7,893,933
Federal Home Loan
Mortgage
Corporation
Medium-Term Notes:
 2.55%, Due10/22/02 50,000,000 2.56 10/22/02 49,995,137                                       50,000,000 2.56  10/22/02 49,995,137
 4.32%, Due 5/08/02 22,000,000 4.32  5/08/02 22,000,000  8,000,000  4.32  5/08/02  8,000,000  30,000,000 4.32   5/08/02 30,000,000
 4.35%, Due 5/08/02 23,000,000 4.35  5/08/02 23,000,000  7,000,000  4.35  5/08/02  7,000,000  30,000,000 4.35   5/08/02 30,000,000
Federal National
Mortgage
Association Notes:
 4.03%, Due 6/28/02 25,000,000 4.03  6/28/02 25,000,000 10,000,000  4.03  6/28/02 10,000,000  35,000,000 4.03   6/28/02 35,000,000
 6.48%, Due11/02/01 12,000,000 5.36 11/02/01 12,000,727  3,000,000  5.36 11/02/01  3,000,181  15,000,000 5.36  11/02/01 15,000,908
 6.625%,Due 4/15/02 28,200,000 3.82  4/15/02 28,551,375  9,900,000  3.82  4/15/02 10,024,291  38,100,000 3.82   4/15/02 38,575,666
 7.55%, Due
4/22/02                                                  2,550,000  4.10  4/22/02  2,590,981   2,550,000 4.10   4/22/02  2,590,981
---------------------
                    ----------------------------------------------------------------------------------------------------------------
TOTAL UNITED STATES                         248,466,008                           67,382,334                           315,848,342
GOVERNMENT & AGENCY
ISSUES
------------------------------------------------------------------------------------------------------------------------------------


REPURCHASE
AGREEMENTS
State Street Bank
(Dated 10/31/01),
2.25%, Due 11/01/01
(Repurchased
proceeds $92,906);
Collateralized by:
United States
Government Issues       31,200 2.25 11/01/01      31,200     61,700 2.25 11/01/01     61,700      92,900 2.25  11/01/01     92,900
                    ----------------------------------------------------------------------------------------------------------------
---------------------
TOTAL REPURCHASE                                  31,200                              61,700                                92,900
AGREEMENTS
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS                          2,028,727,954                          603,935,464                        2,632,663,418
IN SECURITIES
Other Assets and
Liabilities, Net                                (915,849)                            (468,294)                          (1,384,143)
----------------------------------------------------------------                                       -----------------------------
                                                               ------------------------------------------
NET ASSETS
                                           $2,027,812,105                         $603,467,170                       $2,631,279,275
====================================================================================================================================


LEGEND
(a)  Restricted security.
(b) Maturity date represents actual maturity or the longer of the next put date or interest adjustment date. For U.S. Government Agency Securities, maturity date represents actual maturity or the next interest adjustment date.

PRO FORMA STATEMENTS OF ASSETS AND LIABILITIES  (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------------
October 31, 2001
                     (In Thousands, Except Per Share Amount)

                                                                                  STRONG                         PRO FORMA COMBINED
                                                            STRONG MONEY      INVESTORS MONEY    PRO FORMA         STRONG MONEY
                                                             MARKET FUND          FUND          ADJUSTMENTS         MARKET FUND
                                                          ------------------ ----------------- ---------------- --------------------


ASSETS:
    Investments in Securities, at Amortized Cost                 $2,028,728          $603,935                            $2,632,663
    Receivable for Fund Shares Sold                                      15                 8                                    23
    Interest Receivable                                               3,596             1,159                                 4,755
    Other Assets                                                         69                15                                    84
                                                          ------------------ -----------------                  --------------------
    Total Assets                                                  2,032,408           605,117                             2,637,525

LIABILITIES:
    Payable for Fund Shares Redeemed                                     54                63                                   117
    Dividends Payable                                                 4,465             1,424                                 5,889
    Accrued Operating Expenses and Other Liabilities                     77               163                                   240
                                                          ------------------ -----------------
                                                                                                                --------------------
    Total Liabilities                                                 4,596             1,650                                 6,246
                                                          ------------------ -----------------                  --------------------

NET ASSETS                                                       $2,027,812          $603,467                            $2,631,279
                                                          ================== =================                  ====================

NET ASSETS CONSIST OF:
    Capital Stock (par value and paid-in capital)                $2,027,812          $603,467                            $2,631,279
                                                          ================== =================                  ====================
    Capital Shares Outstanding (Unlimited Number                  2,027,812           603,467                             2,631,279
Authorized)

NET ASSET VALUE PER SHARE                                             $1.00             $1.00                                 $1.00
                                                          ================== =================                  ====================


See Notes to Financial Statements.




PRO FORMA STATEMENTS OF OPERATIONS (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------------
For fiscal-year ended October 31, 2001
                                                                        (In Thousands)

                                                                                                                       PRO FORMA
                                                                                                                        COMBINED
                                                    STRONG MONEY    STRONG INVESTORS                                  STRONG MONEY
                                                    MARKET FUND        MONEY FUND         COMBINED      ADJUSTMENTS   MARKET FUND
                                                 -----------------------------------------------------------------------------------

INTEREST INCOME                                            $105,577            $35,668         $141,245                    $141,245

EXPENSES:
    Investment Advisory Fees                                  8,470              2,887           11,357                      11,357
    Administration Fees                                       2,111                670            2,781                       2,781
    Custodian Fees                                               46                 18               64                          64
    Shareholder Servicing Costs                               5,748              1,491            7,239                       7,239
    Reports to Shareholders                                   1,325                460            1,785                       1,785
    Federal and State Registration Fees                          28                 71               99                          99
    Other                                                       392                 68              460                         460
                                                 -----------------------------------------------------------------------------------
    Total Expenses before Waivers, Absorptions,              18,120              5,665           23,785                      23,785
Fees Paid Indirectly by Advisor and Earnings
Credits
    Voluntary Expense Waivers and Absorptions               (4,513)            (3,624)          (8,137)                     (8,137)
    Fees Paid Indirectly by Advisor                             ---               (25)             (25)                        (25)
    Earnings Credits                                            (2)                (1)              (3)                         (3)
                                                 -----------------------------------------------------------------------------------
    Expenses, Net                                            13,605              2,015           15,620                      15,620
                                                 -----------------------------------------------------------------------------------

NET INVESTMENT INCOME AND NET INCREASE IN NET
ASSETS RESULTING FROM OPERATIONS                            $91,972            $33,653         $125,625                    $125,625
                                                 ===================================================================================





See Notes to Financial Statements.

STRONG MONEY MARKET FUND, INC.
Notes to Pro Forma Financial Statements

1.   BASIS OF COMBINATION

The unaudited Pro Forma Combining Schedule of Investments, Pro Forma Combining Statements of Assets and Liabilities, and Pro Forma Combining Statements of Operations give effect to the proposed reorganization of the Strong Investors Money Fund into the Strong Money Market Fund. The proposed reorganization will be accounted for by the method of accounting for tax-free reorganizations of investment companies sometimes referred to as the pooling without restatement method. The reorganization will be accomplished by an exchange of all outstanding shares of the Strong Investors Money Fund in exchange for shares of the Strong Money Market Fund.

The pro forma combining statements should be read in conjunction with the historical financial statements of the constituent funds and the notes thereto incorporated by reference in the Statement of Additional Information.

Strong Money Market Fund, Inc. is an open-end management investment company registered under the Investment Company Act of 1940, as amended.

PRO FORMA ADJUSTMENTS:

The Pro Forma Combining Statements of Assets and Liabilities assume the issuance of additional shares of the Strong Money Market Fund as if the reorganization had taken place on October 31, 2001 and are based on the net asset value of the acquiring fund. In addition, the Strong Money Market Fund is the surviving fund for accounting and legal purposes. The performance history of the Strong Money Market Fund will be carried forward.

                         STRONG MONEY MARKET FUND, INC.

                                     PART C
                                OTHER INFORMATION

Item 15.  INDEMNIFICATION
          ----------------

         Officers and directors of the Fund and its advisor and underwriter are insured under a joint directors and officers/errors and omissions insurance policy underwritten by a group of insurance companies in the aggregate amount of $150,000,000, subject to certain deductions. Pursuant to the authority of the Wisconsin Business Corporation Law ("WBCL"), Article VII of Registrant's Bylaws provides as follows:

         ARTICLE VII.  INDEMNIFICATION OF OFFICERS AND DIRECTORS

         SECTION 7.01. MANDATORY INDEMNIFICATION. The Corporation shall indemnify, to the full extent permitted by the WBCL, as in effect from time to time, the persons described in Sections 180.0850 through 180.0859 (or any successor provisions) of the WBCL or other provisions of the law of the State of Wisconsin relating to indemnification of directors and officers, as in effect from time to time. The indemnification afforded such persons by this section shall not be exclusive of other rights to which they may be entitled as a matter of law.

         SECTION 7.02. PERMISSIVE SUPPLEMENTARY BENEFITS. The Corporation may, but shall not be required to, supplement the right of indemnification under
Section 7.01 by (a) the purchase of insurance on behalf of any one or more of such persons, whether or not the Corporation would be obligated to indemnify such person under Section 7.01; (b) individual or group indemnification agreements with any one or more of such persons; and (c) advances for related expenses of such a person.

     SECTION 7.03. AMENDMENT. This Article VII may be amended or repealed only by a vote of the shareholders and not by a vote of the Board of Directors.

     SECTION 7.04. INVESTMENT COMPANY ACT. In no event shall the Corporation indemnify any person hereunder in contravention of any provision of the Investment Company Act.

Item 16. EXHIBITS

(1)  Articles of Incorporation dated July 31, 1996(2)
(1.a) Amendment to Articles of Incorporation dated April 9, 2001(4)
(2)  Bylaws dated October 20, 1995(1)
(2.a) Amendment to Bylaws dated May 1, 1998(3)
(2.b) Amendment to Bylaws dated April 5, 2001(4)
(3)  Inapplicable
(4)  Form of Agreement and Plan of Reorganization
(5)  Specimen Stock Certificate(1)
(6)  Amended and Restated Investment Advisory Agreement(5)
(7)  Distribution Agreement(4)
(8)  Inapplicable
(9)  Custodian and Remote Access Agreement(4)
(10) Amended and Restated Rule 18f-3 Multiple Class Plan(6)
(11) Form of Opinion and Consent of Counsel
(12) Form of Opinion and Consent of Counsel relating to tax matters
(13) Transfer and Dividend Disbursing Agent Agreement(6)
(13.a) Investor Class Shares Administration Agreement(6)
(14) Consent of Independent Accountants
(15) Inapplicable
(16) Power of Attorney dated December 27, 2001(6)
(17) Form of Proxy Card
--------------------------
(1) Incorporated herein by reference to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A of Registrant filed on or about February 26, 1996.

(2) Incorporated herein by reference to Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A of Registrant filed on or about February 26, 1997.

(3) Incorporated herein by reference to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A of Registrant filed on or about June 26, 1998.

(4) Incorporated herein by reference to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A of Registrant filed on or about April 12, 2001.

(5) Incorporated herein by reference to Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A of Registrant filed on or about August 3, 2001.

(6) Incorporated herein by reference to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A of Registrant filed on or about December 27, 2001.

Item 17.  UNDERTAKINGS

         (1) The Undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

         (2) The Undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

         (3) Pursuant to the requirements of Form N-14, the Undersigned Registrant undertakes to file, by post-effective amendment to the Registration Statement, an opinion of counsel supporting the tax matters and consequences to shareholders discussed in the prospectus that is part of the Registration Statement within a reasonable time after receipt of such opinion.

                                   SIGNATURES

         As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the Village of Menomonee Falls and State of Wisconsin as of the 4th day of February, 2002.

                                  Strong Money Market Fund, Inc.
                                  (Registrant)


                                  By: /S/ RICHARD W. SMIRL
                                  ---------------------------------
                                  Richard W. Smirl, Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and as of the date indicated.

Name                                   Title                                 Dated As Of

/S/ RICHARD S. STRONG                  Chairman of the Board (Principal
Richard S. Strong                      Executive Officer) and a Director     February 4, 2002

/S/ JOHN W. WIDMER                     Treasurer (Principal Financial and
John W. Widmer                         Accounting Officer)                   February 4, 2002

______________________                 Director
Marvin E. Nevins*                                                            February 4, 2002

______________________                 Director
Willie D. Davis*                                                             February 4, 2002

______________________                 Director
William F. Vogt*                                                             February 4, 2002

______________________                 Director
Stanley Kritzik*                                                             February 4, 2002

______________________                 Director
Neal Malicky*                                                                February 4, 2002

* Gilbert L. Southwell III signs this document on behalf of each director marked with an asterisk pursuant to power of attorney filed with Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A of the Registrant filed on or about December 27, 2001.

By: /S/ GILBERT L. SOUTHWELL III
    Gilbert L. Southwell III

                                  Exhibit Index


EXHIBIT NO.       EXHIBIT

(4)               Form of Agreement and Plan of Reorganization
(11)              Opinion and Consent of Counsel
(12)              Form of Opinion and Consent of Counsel relating to tax matters
(14)              Consent of Independent Accountants
(17)              Form of Proxy Card